UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Qumu Corporation
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Qumu Corporation
510 1st Avenue North, Suite 305
Minneapolis, Minnesota 55403
(612) 638-9100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held September 30, 2020

TO THE SHAREHOLDERS OF
QUMU CORPORATION:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Qumu Corporation, a Minnesota corporation, will be held on Wednesday, September 30, 2020, at 1:00 p.m. (Minneapolis, Minnesota time) for the following purposes:

1.	To elect seven (7) directors to serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers;

3.	To approve an amendment to the Qumu Corporation Second Amended and Restated 2007 Stock Incentive Plan to increase the number of shares authorized for issuance by 500,000 shares; and

4.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm for Qumu Corporation for the year ending December 31, 2020.
THE 2020 ANNUAL MEETING OF SHAREHOLDERS WILL BE A VIRTUAL MEETING OF SHAREHOLDERS.
You may attend the online meeting and vote your shares electronically during the meeting via the internet by visiting: www.virtualshareholdermeeting.com/QUMU2020. You will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend that you log in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts.
Only holders of record of Qumu Corporation’s common stock at the close of business on August 7, 2020 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.
Whether or not you plan to attend the online meeting, we encourage you to vote promptly to ensure your shares are represented.
By Order of the Board of Directors,
TJ Kennedy
President and Chief Executive Officer
August 14, 2020

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES IN ONE OF THE WAYS DESCRIBED IN THE PROXY STATEMENT AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING AVAILABILITY
OF PROXY MATERIALS FOR THE
2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 30, 2020

We are making our proxy materials available electronically via the internet. You may access the following proxy materials at www.qumu.com by following the link under “About” for “Investor Relations” and then “Annual Meeting”:

—	Notice of 2020 Annual Meeting of Shareholders to be held on Wednesday, September 30, 2020;

—	Proxy Statement for 2020 Annual Meeting of Shareholders to be held on Wednesday, September 30, 2020; and

—	Annual Report on Form 10-K for the year ended December 31, 2019.
These proxy materials are available free of charge and will remain available through the conclusion of the Annual Meeting. Additionally, we will not collect information, such as “cookies,” that would allow us to identify visitors to the site.

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Qumu Corporation
510 1st Avenue North, Suite 305
Minneapolis, Minnesota 55403
(612) 638-9100
____________________
PROXY STATEMENT
____________________
Solicitation of Proxies
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Qumu Corporation (“we” or “Qumu”) for use at the Annual Meeting of Shareholders to be held on Wednesday, September 30, 2020, at 1:00 p.m. (Minneapolis, Minnesota time) and at any postponements or adjournments thereof (the “Annual Meeting”). The mailing of this proxy statement to our shareholders commenced on or about August 14, 2020.
Cost and Method of Solicitation
This solicitation of proxies to be voted at the Annual Meeting is being made by our Board. The cost of this solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone or in person. We may also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.
Voting
The total number of shares outstanding and entitled to vote at the Annual Meeting as of August 7, 2020 consisted of 13,521,641 shares of common stock, $0.01 par value. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on August 7, 2020 will be entitled to vote at the Annual Meeting.
The 2020 Annual Meeting of Shareholders will be a virtual meeting of shareholders.
All shareholders are cordially invited to attend the Annual Meeting by logging in to the internet address below. Even if you currently plan to attend the online Annual Meeting, we recommend that you submit your proxy ahead of time so that your vote will be counted if, for whatever reason, you later do not attend the online Annual Meeting. If you are a shareholder of record and you have given your proxy, you may still vote electronically if you attend the online Annual Meeting.

The internet address to attend and vote at the Annual Meeting is www.virtualshareholdermeeting.com/QUMU2020.
You will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote electronically at the Annual Meeting, you must obtain a signed proxy from the broker, bank or other nominee giving you the right to vote such shares during the Annual Meeting.
Differences Between Shareholder of Record and Beneficial Owners
You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with Equiniti Trust Company, our transfer agent (formerly known as Wells Fargo Shareowner Services).
You are a beneficial owner if at the close of business on the record date your shares were held by a bank, brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like many of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to only one of the proposals being presented to shareholders at the Annual Meeting.
Record holders should review the additional information below under “Casting Your Vote as a Record Holder.”
Street name holders should review the additional information below under “Casting Your Vote as a Street Name Holder.”
Quorum and Voting Requirements
A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present before action may be taken at the Annual Meeting. A shareholder is counted as present at the Annual Meeting if the shareholder attends the online Annual Meeting and votes at the Annual Meeting or the shareholder has properly submitted a proxy by mail or internet.
Proposal 1 relates to the election of directors. Directors are elected by a plurality of the votes cast at the Annual Meeting by holders of common stock voting for the election of directors. This means that since shareholders will be electing seven (7) directors, the seven (7) nominees receiving the highest number of votes will be elected. However, in an uncontested election (where, as at the Annual Meeting, the number of nominees does not exceed the number of directors to be elected), any nominee for director who receives more votes “withheld” from his or her election than votes “for” his or her election is required under our Governance Guidelines to promptly tender his or her resignation following certification of the shareholder vote. You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. If you withhold authority to vote for the election of one of the directors, it has the same effect as a vote against that director.
The affirmative vote of the holders of the majority of the shares present and entitled to vote is required for approval of Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal 2.
The affirmative vote of the holders of the majority of the shares present and entitled to vote is required for approval of Proposal 3: Approval of Amendment to Second Amended and Restated 2007 Stock Incentive Plan. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal 3.
The affirmative vote of the holders of the majority of the shares present and entitled to vote is required for approval of Proposal 4: Ratification of Independent Registered Pubic Accounting Firm. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal 4.
Abstentions will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but are not counted for the purposes of determining whether shareholders have approved that matter. Therefore, if you abstain from voting on Proposals 2, 3 or 4, it has the same effect as a vote against that proposal. A “broker non-vote” occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not affect the outcome of the vote on a proposal that requires a plurality of votes cast (Proposal 1) or the approval of a majority of the votes present and entitled to vote (Proposals 2, 3 and 4).
So far as our management is aware, no matters other than those described in this proxy statement will be acted upon at the Annual Meeting. In the event that any other matters properly come before the Annual Meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment.
Casting Your Vote as a Record Holder
If you are the shareholder of record and you do not vote by proxy card, via the internet or electronically at the Annual Meeting, your shares will not be voted at the Annual Meeting. If you are a record holder and you vote your shares, the individuals named on the proxy card will vote your shares as you have directed. If you just sign and submit your proxy without voting instructions, your shares will be voted “FOR” each director nominee identified in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4.

Casting Your Vote as a Street Name Holder
If you hold your shares in street name and do not vote or do not provide voting instructions to your broker or nominee, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is sometimes called a “broker non-vote.” Brokers and nominees do not have discretionary authority to vote on any proposal except Proposal 4: Ratification of Independent Registered Public Accounting Firm.
As a result, if you hold your shares in street name and do not vote or do not provide voting instructions to your broker or nominee, no votes will be cast on your behalf on Proposal 1: Election of Directors, Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation and Proposal 3: Approval of Amendment to the Second Amended and Restated 2007 Stock Incentive Plan.
Make your vote count! Instruct your broker how to cast your vote!
Because of these broker voting rules, all street name holders are urged to provide instructions to their brokers or nominees on how to vote their shares at the Annual Meeting.
Revoking a Proxy
You may change your vote and revoke your proxy at any time before it is voted by:

•	Sending a written statement to that effect to the Secretary of Qumu Corporation;

•	Submitting a properly signed proxy card with a later date;

•	If you voted through the internet, by voting again through the internet prior to the close of the voting facility; or

•	Voting electronically at the Annual Meeting.
All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Our principal offices are located at 510 1st Avenue North, Suite 305, Minneapolis, Minnesota 55403, and our telephone number is (612) 638-9100.
Annual Meeting and Special Meetings; Bylaw Amendments
This 2020 Annual Meeting of Shareholders is a regular meeting of our shareholders and has been called by our Board in accordance with our bylaws. Under our bylaws, special meetings of our shareholders may be held at any time and for any purpose and may be called by our President, Treasurer, two or more directors or by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote on the matters to be presented to the meeting, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or affect a business combination, including any action to change or otherwise affect the composition of the Board for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The business transacted at a special meeting is limited to the purposes as stated in the notice of the meeting. For business to be properly brought before a regular meeting of shareholders, a written notice containing the required information must be timely submitted. For more information, please review our bylaws and the section of this proxy statement entitled “Shareholder Proposals for 2021 Annual Meeting.”
Our bylaws may be amended or altered by a vote of the majority of the whole Board at any meeting. The authority of the Board is subject to the power of our shareholders, exercisable in the manner provided by Minnesota law, to adopt or amend, repeal bylaws adopted, amended, or repealed by the Board. Additionally, the Board may not make or alter any bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board, or fixing the number of directors or their classifications, qualifications, or terms of office, except that the Board may adopt or amend any bylaw to increase their number.

OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT
The following table sets forth certain information as of August 7, 2020 with respect to our common stock beneficially owned by (i) each director and each nominee for director, (ii) each person known to us to beneficially own more than five percent of our common stock, (iii) each executive officer named in the Summary Compensation Table (the “named executive officers”), and (iv) all current executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Outstanding
Harbert Discovery Fund, LP (2) 2100 Third Avenue North, Suite 600 Birmingham, AL 35203	1,392,522	10.3%
BLR Partners LP (3) 1177 West Loop South, Suite 1625 Houston, Texas 77027	1,020,000	7.5%
Renaissance Technologies LLC (4) 800 Third Avenue New York, NY 10022	772,856	5.7%
TJ Kennedy (5)(6)	—	*
Neil E. Cox (5)	51,099	*
Mary E. Chowning (5)	35,000	*
Daniel R. Fishback (5)(7)	119,659	*
Edward D. Horowitz (5)	35,000	*
Kenan Lucas (5)(8)	1,410,621	10.4%
Robert F. Olson (5)(9)	157,504	1.2%
David G. Ristow (10)	154,935	1.1%
Vern Hanzlik (10)(11)	324,317	2.4%
All current executive officers and directors as a group (8 persons)	1,963,818	14.5%

*    Less than one percent

(1)
Includes the following number of shares that could be acquired within 60 days of August 7, 2020 upon the exercise of stock options: Mr. Kennedy, zero shares, Mr. Ristow, 87,500 shares and Mr. Hanzlik, 60,000 shares; and all current directors and executive officers as a group, 147,500 shares. No non-employee director held any stock options as of August 7, 2020.

Includes the following number of shares that could be acquired upon settlement of restricted stock units held as of August 7, 2020 by the non-employee directors: Mr. Cox, 18,099 shares; Ms. Chowning, 25,000 shares; Mr. Fishback, 18,099 shares; Mr. Horowitz, 25,000 shares; Mr. Lucas, 18,099 shares; and Mr. Olson, 18,099 shares; and all non-employee directors as a group, 122,396 shares.

(2)
Based on an Amendment No. 7 to Schedule 13D filed on February 13, 2020 by the following reporting persons: (i) Harbert Discovery Fund, LP (the “Harbert Fund”), (ii) Harbert Discovery Fund GP, LLC (the “Fund GP”), (iii) Harbert Fund Advisors, Inc. (“HFA”), (iv) Harbert Management Corporation (“HMC”), (v) Jack Bryant, (vi) Kenan Lucas, and (vii) Raymond Harbert. Kenan Lucas is the Managing Director and Portfolio Manager of the Fund GP, which serves as the general partner of the Fund. Jack Bryant is a Senior Advisor to the Fund, and a Vice President and Senior Managing Director of HMC. Raymond Harbert is the controlling shareholder, Chairman and Chief Executive Officer of HMC, an alternative asset investment management firm that is the managing member of the Fund GP. Mr. Harbert also serves as the Chairman, Chief Executive Officer and Director of HFA, an indirect, wholly owned subsidiary of HMC, which provides the Harbert Fund with certain operational and administrative services. The reporting persons report that they have shared voting and dispositive power over the shares indicated above as of February 11, 2020 in accordance with the following: HFA, HMC, and Raymond Harbert have shared voting and dispositive power over 1,392,522 shares and may be deemed to be the beneficial owners of such shares. The Fund GP, the Harbert Fund, Jack Bryant, and Kenan

Lucas have shared voting and dispositive power over 1,367,522 shares and may be deemed to be the beneficial owners of such shares.

(3)
Based upon a Schedule 13G dated February 28, 2020 and filed on March 3, 2020 by the following reporting persons: BLR Partners LP, a Texas limited partnership (“BLR Partners”), BLRPart, LP, a Texas limited partnership (“BLRPart GP”), BLRGP Inc., a Texas S corporation (“BLRGP”), Fondren Management, LP, a Texas limited partnership (“Fondren Management”), FMLP Inc., a Texas S corporation (“FMLP”) and Bradley L. Radoff. BLRPart GP serves as the general partner of BLR Partners. BLRGP serves as the general partner of BLRPart GP. Fondren Management serves as the investment manager of BLR Partners. FMLP serves as the general partner of Fondren Management. Mr. Radoff serves as the sole shareholder and sole director of each of BLRGP and FMLP. By virtue of these relationships, BLRPart GP, BLRGP, Fondren Management, FMLP and Mr. Radoff may be deemed to beneficially own the shares owned directly by BLR Partners. The reporting persons report that as of March 2, 2020, they have sole voting and dispositive power over 1,020,000 shares and may be deemed to be the beneficial owners of such shares.

(4)
Based on an Amendment No. 6 to Schedule 13G filed on February 13, 2020 in which Renaissance Technologies LLC reports sole voting power over 748,072 shares, sole dispositive power over 761,426 shares and shared dispositive power over 11,430 shares as of December 31, 2019. Renaissance Technologies Holdings Corporation is the majority owner of Renaissance Technologies LLC.

(5)	Director.

(6)
Mr. Kennedy was appointed as our President and Chief Executive Officer and was elected as a director on July 20, 2020. On July 22, 2020, Mr. Kennedy was granted a stock option to purchase 457,692 shares of Qumu common stock, which is not vested as of August 7, 2020.

(7)	Includes 101,560 shares held by the Fishback Family Revocable Trust, of which Mr. Fishback is a trustee.

(8)
Includes shares held by Harbert Fund (see footnote 2 for a description of the relationship between Mr. Lucas and Harbert Fund). Mr. Lucas specifically disclaims beneficial ownership of the shares held by Harbert Fund, except to the extent of his pecuniary interest therein.

(9)	Includes 47,845 shares held by the Robert F. Olson Revocable Trust of which Mr. Olson and his spouse are trustees.

(10)	Named executive officer.

(11)	Mr. Hanzlik ceased serving as a director and an executive officer on July 14, 2020. Information is based on Forms 4 filed with the Securities and Exchange Commission and Qumu records.

PROPOSAL 1:
ELECTION OF DIRECTORS
Seven directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their successors have been elected and shall qualify. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board has nominated for election the seven persons named below. Each nominee is currently a director of Qumu. All nominees were elected by the shareholders at our 2019 Annual Meeting of Shareholders except for Ms. Chowning and Mr. Horowitz, who were appointed as directors on October 31, 2019, and Mr. Kennedy who was appointed as a director concurrently with his appointment as our President and Chief Executive Officer on July 20, 2020.
Voting of Proxies
Unless otherwise directed, the persons named in the accompanying proxy card will vote the proxies held by them in favor of the nominees named below as directors. Should any nominee for director become unable to serve as a director for any reason, the proxies have indicated they will vote for such other nominee as the Board may propose. The Board has no reason to believe that any candidate will be unable to serve if elected and each has consented to being named a nominee.
We know of no arrangements or understandings between a director or nominee and any other person pursuant to which he or she has been selected as a director or nominee. There is no family relationship between any of the nominees, our directors or our executive officers.
Information Regarding Nominees
The process undertaken by the Governance Committee in recommending qualified director candidates is described below under “Corporate Governance – Director Nominations” on page 11 of this proxy statement. In recommending the following nominees, the Governance Committee found that all of our directors contribute to the Board’s effectiveness through their wealth of business experience, high quality backgrounds including demonstrated personal and professional ethics and integrity, commitment to Qumu and the work of the Board, and diversity of talent and experience.
Set forth below are the biographies of each director nominee, as well as a discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that the nominee should serve as a director of Qumu at this time:
TJ Kennedy, age 48, was appointed as our President and Chief Executive Officer and was elected as a director on July 20, 2020. Prior to joining Qumu, Mr. Kennedy had served since January 2019 as Chief Executive Officer and a member of the Board of Directors of Allerio, Inc., a telemedicine platform as a service (PaaS) company that provides lifesaving technology to public safety agencies. He was also one of the founders and principals of The Public Safety Network, a company focused on communications technology solutions to meet the mission critical needs of public safety, where he had served since January 2018. In addition, Mr. Kennedy served as the President of First Responder Network Authority (FirstNet.gov), which designed and oversaw the world’s first nationwide 4G LTE wireless network dedicated to first responders, from July 2013 to January 2018. Prior to FirstNet.gov, he served as the President of JPS Communications, Inc., a subsidiary of Raytheon Company (NYSE: RTN), from November 2011 to July 2013. Mr. Kennedy also serves as a board member of multiple technology startup companies involved in public safety technology and mission critical communications. He received a Master of Business Administration degree from Johns Hopkins University and a Bachelor of Science degree from the University of Utah.
Mr. Kennedy’s role as our Chief Executive Officer helps ensure a strong alignment between the board’s directives and management’s execution of these directives. Mr. Kennedy has demonstrated expertise in developing and leading strategic initiatives in emerging technologies that he will also contribute to the Board.
Neil E. Cox, age 70, has been a director of Qumu since December 19, 2017. Since July 2010, Mr. Cox has been the President and CEO of Repio, Inc., which provides a software platform that enables users to take control of their online information and image. He also serves as a Senior Technology & Telecom Advisor to XMS Capital Partners, an independent financial services firm providing M&A and corporate advisory services. From May 2006 to March 2010, Mr. Cox held roles with Qwest Communications International, Inc. (NYSE: Q until its acquisition in 2010 by CenturyLink, Inc.). From September 2008 to March 2010, he served as the Executive Vice President of

Qwest Communications International, with responsibility for business development, product development and IT. From 2004 to 2006, Mr. Cox was a Venture Partner at MK Capital, which invests in emerging technologies and application software. From March 2001 to September 2004, Mr. Cox served as Executive Vice President for the telecommunications sector at Science Applications International Corporation (NYSE: SAIC), a science, engineering and technology applications company. In August 2015, Mr. Cox was appointed by the U.S. Secretary of Commerce to be on the board of directors of First Responder Network Authority (FirstNet.gov), which designed and oversaw the world’s first wireless network for first responders. Mr. Cox also chairs the technology committee of the FirstNet board.
Mr. Cox contributes to the Board through his strong background in executive-level management and deep level of operational experience, particularly with the development and growth of new communications technologies.
Mary E. Chowning, age 58, was appointed as a director of Qumu on October 31, 2019. In 2002, Ms. Chowning founded and is currently the managing partner at Colonnade Consulting LLC, a provider of board advisory, strategy, operational, and consulting services to mid-sized companies across a variety of industries. She served in various positions with Metagenics, Inc., a developer and manufacturer of nutrition and lifestyle medicines, from January 2012 to January 2016, including Interim Chief Executive Officer from December 2014 to December 2015 and Chief Operating Officer and Chief Financial Officer from February 2013 to January 2016. Ms. Chowning also served as President and Chief Operating Officer from 2010 to 2011 and as Interim Chief Financial Officer from 2009 to 2010 of McCue Corporation, a manufacturer of asset protection systems. Ms. Chowning served as Chief Financial Officer of X-Rite Inc., a leading manufacturer of color management products and solutions, from 2003 to 2008. Ms. Chowning holds a Bachelor of Arts degree in Business Economics from the University of California and is a Certified Public Accountant (California, inactive). Ms. Chowning currently serves on the Board of Directors of Gunnar Optiks LLC, a producer of treated protective eyewear and Chicago Scenic Studio, Inc., a design/build studio of immersive exhibit experiences.
Ms. Chowning contributes to the Board with the range and depth of her director and executive-level management experience, having served in multiple chief executive officer, chief financial officer and chief operating officer roles. Ms. Chowning is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.
Daniel R. Fishback, age 59, was appointed as a director of Qumu in December 2013. From 2001 to 2013, Mr. Fishback was the President and Chief Executive Officer of DemandTec, Inc., a provider of a cloud-based collaborative optimization network for retailers and consumer products companies. DemandTec was acquired in 2012 by International Business Machines Corporation (NYSE: IBM). From January 2000 to March 2001, Mr. Fishback served as Vice President of Channels for Ariba, Inc., a provider of solutions to help companies manage their corporate spending. Since January 2017, Mr. Fishback has served on the board of directors of Teradata Corp. (NYSE: TDC). He also currently serves on the board of directors for private companies Conversica Inc., User Zoom Inc., Prevedère, Inc., Sight Machine and Moogsoft, Inc., as well as the non-profit foundation Fishback Family Foundation. Mr. Fishback previously served on the board of directors of SPS Commerce, Inc. (Nasdaq: SPSC), a software company providing cloud-based on-demand supply chain management solutions, from March 2011 to May 2012.
Mr. Fishback brings to the Board strong leadership skills developed as an executive of several companies in the software industry and in-depth knowledge of the software industry. Mr. Fishback is also an audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.
Edward D. Horowitz, age 72, was appointed as a director of Qumu on October 31, 2019. He is currently chairman of EdsLink LLC, a New York City based venture capital firm, which he founded in 2000. He served as co-CEO of Encompass Digital Media, a global operator of satellite teleports and digital content management from January 2013 to June 2014 and on its board from January 2010 to March 2015. Mr. Horowitz also served as President and Chief Executive Officer of SES AMERICOM, a market-leading satellite operator. He also served as Executive VP of Advanced Development at Citigroup, focused on delivering financial services via the internet and was the founder and chairman of e-Citi. Prior to joining Citigroup, Mr. Horowitz was SVP of Viacom Inc., a producer of entertainment media, and a member of its operating committee. Currently, Mr. Horowitz serves as chairman of the board of the First Responder Network Authority (FirstNet.gov), which designed and oversaw the world’s first wireless network for first responders, and was initially appointed by the U.S. Secretary of Commerce in August 2015. He also currently serves on the boards of PT Link Net, a provider of cable television and high speed broadband internet services in Indonesia, and the non-profit New York Hall of Science. Mr. Horowitz served as the chair of the board of directors of FairPoint Communications (Nasdaq: FRP), a public communication services company, from January 2011 to its sale in July 2017.
Mr. Horowitz's qualifications to serve on the Board of Directors include his breadth of leadership experience in the communications industry, as well as his current and past service on the boards of other companies.
Kenan Lucas, age 35, was appointed as a director of Qumu on December 19, 2017. Mr. Lucas joined Harbert Discovery Fund in August 2014 and currently serves as Managing Director and Portfolio Manager of the Harbert Discovery Fund. The Discovery Fund seeks to generate long-term capital growth primarily through investments in small and microcap stocks in the U.S. and Canada. From 2012 to 2014, Mr. Lucas earned an MBA from the Darden School of Business at the University of Virginia, where he received the Faculty Award for Academic Excellence. From to August 2010 to August 2012, Mr. Lucas was an associate at Swander Pace Capital, a middle-market private equity firm, and focused on mergers and acquisitions and corporate finance transactions and consulted with portfolio companies on strategy, growth initiatives, and corporate financing options. From 2007 to June 2010, Mr. Lucas was an analyst at Cowen and Company, a middle-market investment bank, where he advised companies on sell-side transactions and strategic alternatives. Since January 2018, Mr. Lucas has served on the board of directors of Streamline Health Solutions, Inc. (Nasdaq: STRM), a provider of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises.
Mr. Lucas brings to the Board and the Company significant experience in equity capital markets, evaluating financing options, assessing corporate strategy, and considering other strategic alternatives. He also contributes to the Board through his perspective as our largest shareholder.
Robert F. Olson, age 64, has been a director of Qumu since January 7, 2012. Since February 2010, Mr. Olson has owned and operated a winery in California. From December 2008 until its sale in July 2012, Mr. Olson was the Chairman and primary investor in Swift Knowledge, LLC, a business analytics software company focused on the banking and finance markets. In 1991, Mr. Olson founded Stellent, Inc., an enterprise content management software company that was publicly-traded until it was sold to Oracle Corporation in 2006. Mr. Olson served as Stellent’s Chief Executive Officer from October 2000 to July 2001 and as its President and Chief Executive Officer from 1990 to October 2000 and from April 2003 until it was sold.
Mr. Olson’s previous work experience, particularly as the Chief Executive Officer of Stellent, Inc., contributes to the Board’s understanding of the development and management of growing technology companies, particularly as we continue to expand into growing areas of technology.
Voting Required
Under Minnesota law and our bylaws, directors are elected by a plurality of the votes cast by holders present and entitled to vote on the election of directors at a meeting at which a quorum is present. Since shareholders will be electing seven directors, the seven nominees receiving the highest number of votes will be elected.
However, in an uncontested election (where, as at the Annual Meeting, the number of nominees does not exceed the number of directors to be elected), any nominee for director who receives more votes “withheld” from his or her election than votes “for” his or her election is required under our Governance Guidelines to promptly tender his or her resignation following certification of the shareholder vote. Votes withheld from a nominee’s election do not include broker non-votes. The Governance Committee will consider the resignation offer and recommend to the Board whether to accept it. The Board will act on the Governance Committee’s recommendation within 90 days following certification of the shareholder vote. The Board will promptly disclose its decision whether to accept the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K filed with the Securities and Exchange Commission. Any director who tenders his or her resignation as described above will not participate in the Governance Committee’s recommendation or Board action regarding whether to accept the resignation offer. Proxies will be voted in favor of each nominee unless otherwise indicated.
The Board of Directors Recommends
Shareholders Vote FOR the Election of Each Nominee
Identified in Proposal 1
_________________________________

CORPORATE GOVERNANCE
Board Independence
The Governance Committee undertook a review of director independence in February 2020 as to all persons who served on the Board for any portion of 2019. As part of that process, the Governance Committee reviewed all transactions and relationships between each director (or any member of his or her immediate family) and Qumu, our executive officers and our auditors, and other matters bearing on the independence of directors. As a result of this review, the Governance Committee recommended and the Board of Directors affirmatively determined that each director serving during any part of 2019 was independent at the time of service according to the “independence” definition of the Nasdaq Listing Rules, with the exception of Mr. Hanzlik. Mr. Hanzlik was not independent under the Nasdaq Listing Rules because he was employed by, and served as an executive officer of, Qumu in 2019.
Other than TJ Kennedy, each of the nominees at the Annual Meeting, Neil E. Cox, Mary E. Chowning, Daniel R. Fishback, Edward D. Horowitz, Kenan Lucas and Robert F. Olson, is independent according to the “independence” definition of the Nasdaq Listing Rules. Mr. Kennedy, who was appointed as our President and Chief Executive Officer and was elected as a director on July 20, 2020, is not independent under the Nasdaq Listing Rules because he is employed by, and serves as an executive officer of, Qumu.
Committees of the Board and Committee Independence
The Board has established a Compensation Committee, an Audit Committee and a Governance Committee. The composition and function of these committees are set forth below.
Compensation Committee. The Compensation Committee operates under a written charter and reviews and approves the compensation and other terms of employment of our Chief Executive Officer and other executive officers of our company. Among its other duties, the Compensation Committee oversees all significant aspects of our compensation plans and benefit programs, including succession plans for executive officers. The Compensation Committee annually reviews and approves corporate goals and objectives for the compensation of the Chief Executive Officer and the other executive officers. The Compensation Committee also evaluates the Chief Executive Officer’s performance in light of relevant corporate performance goals and objectives, and implements the evaluation process for the Chief Executive Officer that is established by the Governance Committee. The Compensation Committee also administers our 2007 Second Amended and Restated Stock Incentive Plan (the “2007 Plan”). The Compensation Committee’s policy is to grant all equity awards under shareholder approved equity compensation plans, such as the 2007 Plan, except in limited and special circumstances.
In connection with its review of compensation of executive officers or any form of incentive or performance-based compensation, the Compensation Committee will also review and discuss risks arising from our compensation policies and practices.
The charter of the Compensation Committee requires that this Committee consist of no fewer than two Board members who satisfy the “independence” requirements of the Nasdaq Stock Market and Rule 10C-1 of the Securities Exchange Act of 1934 and the “non-employee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934. Each member of our Compensation Committee meets these requirements. A copy of the current charter of the Compensation Committee is available by following the link on the Corporate Governance page of the Investor Relations section of our website: www.qumu.com/company/investor-relations/corporate-governance.
The current members of the Compensation Committee are Daniel R. Fishback (Chair), Robert F. Olson, and Neil E. Cox and they also served as Compensation Committee members during 2019. During 2019, the Compensation Committee met four times.
The Compensation Committee has delegated authority to the Chief Executive Officer and Chief Financial Officer to grant equity awards under the 2007 Plan to employees who are not executive officers of Qumu. The delegation of authority is limited to new hire grants to any individual that corresponds to that persons’ position within Qumu, not to exceed the amount set by the Compensation Committee from time to time, if any, or 20,000 equity awards, and the delegation authority may not exceed, in the aggregate, the total amount established on an annual basis by the Compensation Committee. Equity awards mean stock options and restricted shares and unless otherwise determined by the Compensation Committee, grants of restricted shares shall reduce the limits set forth above on the basis of 2.5 equity awards for each restricted share granted. Further, the Chief Executive Officer and Chief Financial Officer must memorialize the terms of the award in a written form contemporaneously with his approval of the award and must advise the Compensation Committee of such awards at a Compensation Committee meeting following such award. The terms of option and restricted stock awards granted by the Chief Executive Officer and Chief Financial Officer must be those contained in our standard form of non-qualified stock option agreement or standard form of restricted stock agreement, respectively. For awards by the Chief Executive Officer and Chief Financial Officer to newly-hired non-executive employees, the grant date will be the second Tuesday of the month following the employee’s start date, or if the Nasdaq Stock Market was closed on such second Tuesday, the next succeeding day on which the Nasdaq Stock Market is open for regular trading.
Governance Committee. The Governance Committee operates under a written charter and is charged with the responsibility of identifying, evaluating and approving qualified candidates to serve as directors of our company, ensuring that our Board and governance policies are appropriately structured, developing and recommending a set of corporate governance guidelines, overseeing Board orientation, training and evaluation, and establishing an evaluation process for the Chief Executive Officer. The Governance Committee is also responsible for the leadership structure of our board, including the composition of the Board and its committees, and an annual review of the position of chairman of the Board. As part of its annual review, the Governance Committee is responsible for identifying individuals qualified to serve as Chairman and making recommendation to the Board for any changes in such position. The Governance Committee also has responsibility for overseeing our annual process of self-evaluation by members of the committees and the Board as a whole.
The charter of the Governance Committee requires that this Committee consist of no fewer than two Board members who satisfy the “independence” requirements of the Nasdaq Stock Market. Each member of our Governance Committee meets these requirements. A copy of the current charter of the Governance Committee is available by following the link on the Corporate Governance page of the Investor Relations section of our website: www.qumu.com/company/investor-relations/corporate-governance. A copy of our current Governance Guidelines is also available in this same section. The current members of the Governance Committee are Edward D. Horowitz (Chair), Neil E. Cox, and Robert F. Olson. During 2019, Kenan Lucas, Thomas F. Madison, and Kimberly K. Nelson also each served on the Governance Committee. During 2019, the Governance Committee met three times.
Audit Committee. The Audit Committee assists the Board by reviewing the integrity of our financial reporting processes and controls; the qualifications, independence and performance of the independent auditors; and compliance by us with certain legal and regulatory requirements. The Audit Committee has the sole authority to retain, compensate, oversee and terminate the independent auditors. The Audit Committee reviews our annual audited financial statements, quarterly financial statements and filings with the Securities and Exchange Commission. The Audit Committee reviews reports on various matters, including our critical accounting policies, significant changes in our selection or application of accounting principles and our internal control processes. Under its charter, the Audit Committee exercises oversight of significant risks relating to financial reporting and internal control over financial reporting, including discussing these risks with management and the independent auditor and assessing the steps management has taken to minimize these risks. The Audit Committee also pre-approves all audit and non-audit services performed by the independent auditor.
The Audit Committee operates under a written charter and a copy of the current Audit Committee charter is available by following the link on the Corporate Governance page of the Investor Relations section of our website: www.qumu.com/company/investor-relations/corporate-governance. The current members of the Audit Committee are Mary E. Chowning (Chair), Kenan Lucas, and Edward D. Horowitz. During 2019, Neil E. Cox, Daniel R. Fishback, Thomas F. Madison, and Kimberly K. Nelson also each served on the Audit Committee. During 2019, the Audit Committee met nine times, including eight times in executive session without management present.
The Board has determined that all members of the Audit Committee are “independent” directors under the rules of the Nasdaq Stock Market and the rules of the Securities and Exchange Commission. Our Governance Committee and Board have reviewed the education, experience and other qualifications of each of the members of its Audit Committee. After review, upon recommendation of the Governance Committee, the Board has determined that the Audit Committee member Ms. Chowning meets the Securities and Exchange Commission definition of an “audit committee financial expert.” The members of the Audit Committee also meet the Nasdaq Stock Market requirements regarding the financial sophistication and the financial literacy of members of the audit committee. A report of the Audit Committee is set forth below.

Board Leadership Structure
Currently, the leadership structure of Qumu’s Board consists of a non-executive chair of the Board, Neil E. Cox, and three standing committees that are each led by a separate chair and consist of only directors that meet the independence requirement under the Nasdaq Listing Rules and the other similar requirements applicable to that committee. The Chief Executive Officer is a director, but does not serve as chair of the Board and does not serve on any committee.
The Governance Committee believes that the current Board leadership structure is appropriate for Qumu at this time because it allows the Board and its committees to fulfill their responsibilities, draws upon the experience and talents of all directors, encourages management accountability to the Board, and helps maintain good communication among Board members and with management.
Board’s Role in Risk Oversight
Qumu faces a number of risks, including financial, technological, operational, strategic and competitive risks. Management is responsible for the day-to-day management of risks we face, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the processes for identification, management and mitigation of risk by our management are adequate and functioning as designed.
Our Board is actively involved in overseeing risk management, and it exercises its oversight both through the full Board and through the three standing committees of the Board, the Audit Committee, the Compensation Committee and the Governance Committee. The three standing committees exercise oversight of the risks within their areas of responsibility, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees.
The Board and the three committees receive information used in fulfilling their oversight responsibilities through Qumu’s executive officers and its advisors, including our legal counsel, our independent registered public accounting firm, our consulting firm for internal controls over financial reporting, and the compensation consultants we have engaged from time to time. At meetings of the Board, management makes presentations to the Board regarding our business strategy, operations, financial performance, annual budgets, technology and other matters. Many of these presentations include information relating to the challenges and risks to our business and the Board and management actively engage in discussion on these topics. Each of the committees also receives reports from management regarding matters relevant to the work of that committee. These management reports are supplemented by information relating to risk from our advisors. Additionally, following committee meetings, the Board receives reports by each committee chair regarding the committee’s considerations and actions. In this way, the Board also receives additional information regarding the risk oversight functions performed by each of these committees.
Employee, Officer and Director Hedging
Qumu’s insider trading policy prohibits our directors, executive officers, employees, consultants and their related persons from engaging in hedging transactions that are designed to hedge or speculate on any change in the market value of equity securities of Qumu (including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds). Short sales, including a “sale against the box,” are prohibited, and persons subject to Qumu’s insider trading policy are strongly discouraged from trading in puts and calls with respect to Qumu securities. Qumu’s directors and executive officers subject to Section 16 of the Securities Exchange Act of 1934 may not purchase Qumu securities on margin, borrow against any account in which Qumu securities are held, or pledge Qumu securities as collateral for a loan. Standing orders (except orders under approved 10b5-1 plans) may be used only for a very brief period of time.
Director Nominations
The Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. Shareholders who wish to recommend a prospective nominee should follow the procedures set forth in Section 3.14 of our bylaws as described in this Director Nominations section under “Shareholder Proposals for Nominees.” The Governance Committee has not adopted a formal policy for increasing or decreasing the size of the Board. Our Governance Guidelines provides that the Board should generally have between six and nine directors. The Governance Committee believes that a seven-person Board is appropriate for Qumu in that it allows the Board to have a diversity of talent and experience to draw upon and allows the Board to appropriately staff the committees of the Board and engage the directors in Board and committee service.
Criteria for Nomination to the Board; Diversity Considerations. The Governance Committee is responsible for identifying, evaluating and approving qualified candidates for nomination as directors. The Governance Committee has not adopted minimum qualifications that nominees must meet in order for the Governance Committee to recommend them to the Board, as the Governance Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of Qumu and the Board. The Governance Committee evaluates each prospective nominee against the standards and qualifications set out in our Governance Guidelines, including:

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Background, including demonstrated high personal and professional ethics and integrity, and the ability to exercise good business judgment and enhance the Board’s ability to manage and direct our affairs and our business;

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Commitment, including the willingness to devote adequate time to the work of the Board and its committees, and the ability to represent the interests of all shareholders and not a particular interest group;

•	Board skills needs, in the context of the existing makeup of the Board, and the candidate’s qualification as independent and qualification to serve on Board committees;

•	Business experience, which should reflect a broad experience at the policy-making level in business, government and/or education; and

•	Diversity, in terms of knowledge, experience, skills, expertise, and other characteristics.
In considering candidates for the Board, including the nominees for election at the Annual Meeting, the Governance Committee considers the entirety of each candidate’s credentials with reference to these standards. The Governance Committee also considers such other relevant factors as it deems appropriate.
While the Governance Committee does not have a formal policy with respect to diversity, the Governance Committee believes it is important that the Board represent diverse viewpoints within the context of these standards. As part of the nominee selection process for the Annual Meeting, the Governance Committee reviewed the knowledge, experience, skills, expertise, and other characteristics of our directors, who are each nominees for election at the Annual Meeting. The Governance Committee considered how each director contributed to the diversity of the Board. Based upon that review, the Governance Committee believes that the overall mix of their backgrounds contributes to a diversity of viewpoints that will enhance the quality of the Board’s deliberations and decisions.
In reviewing prospective nominees, the Governance Committee reviews the number of public-company Boards on which a director nominee serves to determine if the nominee will have the ability to devote adequate time to the work of our Board and its committees. Under our Governance Guidelines, non-employee directors generally may not serve on more than four Boards of other publicly owned companies, provided that the service does not adversely affect the director’s ability to perform his or her duties as a Qumu director.
The Governance Committee considers persons recommended by the shareholders using the same standards used for other nominees.
Process for Identifying and Evaluating Nominees. The process for identifying and evaluating nominees to the Board is initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board and, if the Governance Committee deems appropriate, a third-party search firm. The Governance Committee evaluates these candidates by reviewing the candidates’ biographical information and qualifications and checking the candidates’ references. One or more Governance Committee members will interview the prospective nominees in person or by telephone or video conference. After completing the evaluation, the Governance Committee makes a recommendation to the full Board of the nominees to be presented for the approval of the shareholders or for election to fill a vacancy.
Board Nominees for the 2020 Annual Meeting. All nominees for the Annual Meeting were selected by the Governance Committee in July 2020. The Governance Committee selected all nominees using the standards identified in our Governance Guidelines that are discussed in this section under “Criteria for Nomination to the Board; Diversity Considerations.” All nominees were elected by shareholders at our 2019 Annual Meeting except for Ms. Chowning and Mr. Horowitz, who were appointed as directors on October 31, 2019, and Mr. Kennedy, who was appointed as a director concurrently with his appointment as our President and Chief Executive Officer on July 20, 2020. Ms. Chowning and Mr. Horowitz were identified to the Board by a non-management director.
We have not engaged a third-party search firm to assist us in identifying potential director candidates, but the Governance Committee may choose to do so in the future.
Shareholder Proposals for Nominees. The Governance Committee will consider written proposals from shareholders for nominees for director. Any such proposed nominees should be submitted to the Governance Committee c/o the Secretary of Qumu Corporation and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name and record address of the shareholder and of the beneficial owner, if any, on whose behalf the nomination will be made, and (c) the class and number of shares of the corporation owned by the shareholder and beneficially owned by the beneficial owner, if any, on whose behalf the nomination will be made. As to each person the shareholder proposes to nominate, the written notice must also state: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person and (c) the class and number of shares of the corporation’s capital stock beneficially owned by the person. To be considered, the written notice must be submitted in the time frame described in our bylaws and in the section of this proxy statement entitled “Shareholder Proposals for 2021 Annual Meeting.”
Board Attendance at Board, Committee and Annual Shareholder Meetings
During 2019, the Board met 10 times. Each nominee for director attended at least 75% of the meetings of the Board and committees on which he or she served during 2019. The Board regularly meets in executive session without the presence of members of management, including the Chief Executive Officer. We do not have a formal policy on attendance at meetings of our shareholders. However, we encourage all Board members to attend all meetings, including the annual meeting of shareholders. All five of the directors nominated for election at the 2019 Annual Meeting of Shareholders attended the 2019 Annual Meeting of Shareholders.
Communications With Directors
Shareholders may communicate with members of the Board by sending an e-mail to chair.director@qumu.com or by directing the communication in care of the Governance Committee Chair c/o Corporate Secretary, at the address set forth on the front page of this proxy statement. All communications will be received and processed by the Corporate Secretary. You will receive a written acknowledgement from the Corporate Secretary upon receipt of your communication.
Code of Ethics
We have adopted a code of ethics that applies to all directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. This code of ethics is included in our Code of Ethics and Business Conduct, which is publicly available by following the link on the Corporate Governance page of the Investors section of our website: www.qumu.com/en/investor-relations/corporate-governance. To the extent permitted, we intend to disclose any amendments to, or waivers from, the code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions or with respect to the required elements of the code of ethics on the page of our website identified above.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.
In accordance with its Charter, the Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee has discussed with RSM US LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ending December 31, 2019.
By the Audit Committee of the Board:
Mary E. Chowning (Chair)
Kenan Lucas
Edward D. Horowitz

EXECUTIVE OFFICERS
Set forth below is biographical and other information for our current executive officers. Information about TJ Kennedy, our President and Chief Executive Officer, may be found in this proxy statement under the heading “Election of Directors.”
David G. Ristow, age 50, was hired as our Chief Financial Officer on December 15, 2017 after serving as our interim Chief Financial Officer on a consulting basis from November 7, 2017. From April 2017 until November 2017, Mr. Ristow acted as Chief Financial Officer of Ascent Solutions, a consulting company delivering cybersecurity, cloud, IT strategy, and infrastructure enablement services. From July 2016 to April 2017, Mr. Ristow acted as Chief Financial Officer for eGrowcery, an international e-commerce software business. From January 2016 to June 2016, Mr. Ristow acted as the Chief Financial Officer of Noribachi, a manufacturer of high output commercial lighting solutions operating on an Internet Of Things platform. From 2012 to 2016, Mr. Ristow acted as Director of Investments for Eurovestech Plc. From 2007 to 2012, Mr. Ristow acted as Chief Financial Officer of KSS Retail, an international software business providing price optimization solutions to retailers throughout the world, which was sold in January 2010. Mr. Ristow has a B.S. in Accounting from the University of Southern California and began his finance career with Deloitte. Mr. Ristow is a licensed Certified Public Accountant (inactive status), active member of the CGMA and veteran of the USMC.

EXECUTIVE COMPENSATION
Explanation of Compensation
The following describes our compensation objectives and policies as applied to the following executive officers who are referred to in this proxy statement as the named executive officers:

•	Vern Hanzlik, who served as President and Chief Executive Officer in 2019 and until July 14, 2020;

•	David G. Ristow, who served as Chief Financial Officer in 2019.
Our Compensation Philosophy
Our philosophy with respect to the compensation of executive officers is based upon the following principles:

•	Executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel; and

•
Variable compensation should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel and should provide incentives to improve performance and shareholder value.

The Compensation Committee reviews compensation philosophy and programs regularly (no less than annually). The Compensation Committee’s review is two-fold: first, to ensure our philosophy and programs meet our objectives of providing compensation that attracts and retains executive talent and encourages our executive officers to achieve our business goals and second, to identify changes and trends in executive compensation policies and practices that may be applicable to Qumu.
2019 Compensation Elements and Determinations
The Compensation Committee followed the guiding principles outlined above in the development and administration of compensation programs for the named executive officers. During 2019, the components of our executive compensation programs consisted of the following:

•	Base salary;

•	Short-term incentive compensation delivered through the 2019 Company Bonus Plan, the annual incentive plan for 2019; and

•	Long-term equity compensation.
The named executive officers were also eligible to participate in the same benefit programs as were available to our other employees. Because the Compensation Committee does not believe that personal benefits or perquisites are appropriate as a significant element of compensation, the value of perks to any named executive officer was less than $10,000 in 2019.
In addition to selecting the components of compensation, the Compensation Committee also determined the relative weight of each component for each of the named executive officers. Performance-based, variable compensation is intended to be a meaningful portion of overall compensation. For 2019, the Compensation Committee continued its practice of weighting this type of compensation more heavily than fixed compensation, such as base salary. For 2019, the Compensation Committee emphasized performance-based, variable compensation both through the 2019 Company Bonus Plan and through the performance goals determined by the Compensation Committee for 2019 that were set as part of the 2018 grant of performance stock units.
Annually, our Governance Committee establishes and oversees a process for the evaluation of the performance of the Chief Executive Officer by the whole Board, including a self-assessment by the Chief Executive Officer. The Compensation Committee then considers the results of that performance review in determining compensation of the Chief Executive Officer.

In determining 2019 compensation for the named executive officers, the Compensation Committee also considered compensation information, as disclosed in proxy statements and other publicly available sources, of certain other companies the Compensation Committee determined to be comparable based upon factors such as headquarters location, industry, revenue, and number of employees. The Compensation Committee also reviewed updated compensation and surveys, reports and other market data against which it measured the competitiveness of our compensation programs for 2019.
While the Compensation Committee viewed the 50th percentile of the peer group as a key data point for the various elements of compensation in 2019, the Compensation Committee also considered experience, scope of position, individual performance, competitiveness and retention, our financial performance and position, our share price and market capitalization, and other factors when positioning elements of compensation to executive officers within the peer group. In general, each element of our compensation programs as compared to benchmark peer group companies is between the 25th and 50th percentile.
Historically, the Compensation Committee has typically considered the following factors in addition to the information set forth above to determining the value of long-term equity incentive compensation: (i) previously made grants to the executive officer; (ii) progress toward meeting our stock ownership guidelines; (iii) the type of equity award and the standard terms of that type of award; (iv) our historical grant practices; (v) the potential cash compensation to the executive officer; and (vi) the position of the executive officer to ensure that those in positions of increased responsibility have an opportunity to receive a correspondingly larger portion of the overall value of their compensation in the form of long-term equity compensation for the year. The Compensation Committee also incorporated into the 2018 performance stock unit awards multiple financial performance goals, a two-year performance period of 2018 and 2019 and an additional one-year service period requirement for any shares earned, in order to further extend the long-term incentives provided by these awards and further align pay with performance.
2019 Base Salaries
On February 27, 2019, the Compensation Committee adjusted the annual base salaries of Mr. Hanzlik and Mr. Ristow to $350,000 and $300,000, respectively, effective January 1, 2019. These changes were based upon the Compensation Committee’s review of the compensation information described above. Mr. Hanzlik’s annual base salary for 2018 was $390,800 while he resided in California and his unadjusted base salary of $308,800 was used for the purposes of calculating Mr. Hanzlik’s incentive pay opportunity. Effective January 1, 2019, the Compensation Committee discontinued any cost of living adjustment to Mr. Hanzlik’s base salary given his move from California to Minnesota. Mr. Ristow’s annual base salary for 2018 was $275,000.
2019 Company Bonus Plan
On February 27, 2019, the Compensation Committee adopted the 2019 Company Bonus Plan and set the cash incentive pay opportunities under the 2019 Company Bonus Plan for our eligible employees including our executive officers, Messrs. Hanzlik and Ristow.
Under the 2019 Company Bonus Plan, the Compensation Committee determined target amounts of three performance goals for 2019: annual revenue, adjusted EBITDA and customer retention percentage, which were each weighted one-third. Revenue was to be determined in conformity with U.S. generally accepted accounting principles. Adjusted EBITDA was defined as our net income (loss) excluding items related to interest income and expense, the impact of income-based taxes, depreciation and amortization, stock-based compensation, change in fair value of warrant liability, foreign currency gains and losses, the 2019 Company Bonus Plan amounts, and other non-operating income and expenses. The Compensation Committee retained the discretion to include or exclude items from each of the performance goals and to determine the achievement of the performance goals for the purposes of calculating incentive pay under the 2019 Company Bonus Plan.
Under the 2019 Company Bonus Plan, the target level of achievement was also the minimum level of achievement such that achievement of a performance goal at less than target level would result in no incentive pay with respect to that performance goal. Achievement of a performance goal at greater than target level would result in proportionately increasing incentive pay relating to that performance goal. However, under the 2019 Company Bonus Plan, the maximum incentive pay that may be earned by an executive officer would not exceed 150% of his incentive pay at the target level, even if actual performance exceeds the maximum level for any or all performance goals.

For each participant in the 2019 Company Bonus Plan, the incentive pay opportunity was determined by the participant’s base salary multiplied by that participant’s target incentive pay percentage. For Messrs. Hanzlik and Ristow, the target incentive pay percentages were set by the Compensation Committee at 100% and 50%, respectively. The annual incentive pay opportunity of each participant, including the executive officers, was required to be pro-rated on a weighted average with all 2019 Company Bonus Plan participants based upon the aggregate pool such that the aggregate amount of incentive pay under the 2019 Company Bonus Plan would not exceed the aggregate pool as determined by the Compensation Committee.
A participant in the 2019 Company Bonus Plan, including an executive officer, must have been employed by us as of December 31, 2019 and as of the payment date in order to receive any incentive pay under the 2019 Company Bonus Plan unless otherwise provided in our letter agreement with Messrs. Hanzlik and Ristow relating to severance and change in control benefits. Additionally, all incentive payments are subject to “clawback” to the extent required by federal law and the 2007 Second Amended and Restated Stock Incentive Plan (the “2007 Plan”).
Effective February 10, 2020, the Compensation Committee determined that $614,510 was the pool available under the 2019 Company Bonus Plan for payment of cash incentive pay to all eligible employees, including the executive officers, based upon achievement of the renewal performance goal. The Compensation Committee determined that the performance goals relating to revenue and adjusted EBITDA were not met. After applying the proration for base salary and target bonus percentages applicable to the 2019 Company Bonus Plan, Messrs. Hanzlik and Ristow received $136,990 and $58,710, respectively, under the 2019 Company Bonus Plan.
2019 Equity Awards
Pursuant to the offer letter with Mr. Ristow, we granted Mr. Ristow a seven-year non-qualified stock option to purchase 150,000 shares of our common stock and an award of 30,000 shares of restricted stock. The option has an exercise price equal to the fair market value of our common stock as of the grant date and vests with respect to 25% of the shares underlying the option on the first four anniversaries of the hire date. The restrictions on the restricted stock award will lapse with respect to 25% of the shares underlying the award on the first four anniversaries of the hire date. The stock option award and restricted stock award were granted under the 2007 Plan. In accordance with our policy regarding the granting of equity-based compensation awards, the grant date for the equity awards to Mr. Ristow was May 15, 2018, the first day of the next open window period following Mr. Ristow’s appointment as our Chief Financial Officer on December 15, 2017. The window had been closed during this period pending our release of our financial results for fourth quarter and full year 2017, other significant Company activities in the first quarter of 2018 and the release of our financial results for the first quarter of 2018.
Under our policy regarding the granting of equity-based compensation awards, annual equity awards to executive officer and non-executive officer employees will be approved by the Compensation Committee at a regularly scheduled meeting at which the Compensation Committee determines incentive compensation for the immediately completed year and the compensation program for executive officers for the current year, typically scheduled in February of each year. In accordance with this aspect of our policy, the Compensation Committee approved the award of an aggregate of 168,500 performance stock units to our executive officers and members of senior management under the 2007 Plan on March 23, 2018. The Compensation Committee approved an award to Messrs. Hanzlik and Ristow of 50,000 performance stock units and 30,274 performance stock units, respectively. In accordance with our policy regarding the granting of equity-based compensation awards, the grant date for the performance stock unit awards was May 15, 2018, the first day of the next open window period. The performance stock units represented a contractual right to receive shares of our common stock upon the achievement of performance goals. Two-thirds of each award of performance stock units vested based upon achievement of performance goals relating to 2018 revenue and renewal retention percentage, weighted equally. One-third of each award of performance stock units vested based upon achievement of a performance goal relating to 2019 free cash flow from operations. In settlement of the performance stock units, we issued the number of shares equal to the number of performance stock units for that performance period multiplied by the total percentage achievement of the performance goals for that performance period. The Compensation Committee determined achievement of the performance goals following the end of the performance period and retained the discretion to include or exclude items from any of the performance goals. The shares issued were restricted from transfer for a period of 364 days following issuance. The performance stock unit award and the restricted shares were subject to forfeiture for termination of employment for any reason. Upon a change of control, the performance stock units and the restricted shares vest in full and any restrictions lapse. Additionally, the awards are subject to “clawback” to the extent required by federal law and the 2007 Plan.

Effective March 5, 2019, the Compensation Committee determined the achievement of performance goals for the 2018 performance period under the performance stock units approved by the Compensation Committee on March 23, 2018. The Compensation Committee determined that the percentage achievement of the performance goals for the 2018 performance period was 100% resulting in the vesting of two-thirds of each outstanding performance stock unit award. Accordingly, of the 50,000 performance stock units issued to Mr. Hanzlik and of the 30,274 performance stock units issued to Mr. Ristow, we issued 33,333 shares and 20,182 shares, respectively, in settlement of their performance stock units on March 5, 2019. As provided in and subject to the terms of the award agreements, the shares issued were restricted from transfer for a period of 364 days following issuance and are subject to forfeiture for termination of employment. Effective February 10, 2020, the Compensation Committee determined the achievement of the performance goal for the 2019 performance period under the performance stock units approved by the Compensation Committee on March 23, 2018. The Compensation Committee determined that the performance goal for the 2019 performance period was not met and accordingly, the outstanding performance stock units were forfeited to the Company without payment of any consideration therefor as of February 10, 2020. Accordingly, as of February 10, 2020, none of the performance stock unit awards were outstanding
In order to motivate and retain personnel, the Compensation Committee pulled forward the 2019 annual grants to December 10, 2018, and, on that date, granted stock options and restricted stock to executive and non-executive officer employees under the 2007 Plan. On December 10, 2018, the Compensation Committee granted Mr. Hanzlik 37,500 shares of restricted stock and a stock option to purchase 75,000 shares of our common stock and the Compensation Committee granted Mr. Ristow 25,000 shares of restricted stock and a stock option to purchase 50,000 shares of our common stock. Like the other awards granted under the 2007 Plan, each option has an exercise price equal to the fair market value of our common stock as of the grant date, each option vests with respect to 25% of the shares underlying the option on the first four anniversaries of the date of grant, and the restrictions on the restricted stock award will lapse with respect to 25% of the shares underlying award on the first four anniversaries of date of grant.
All stock options granted in 2019 have an exercise price of the fair market value of our common stock on the date of grant. The date of grant is determined under the 2007 Plan by reference to the closing market price of our common stock on the date the Compensation Committee meets (or takes action in writing in lieu of meeting) and determines the award recipient, the number of shares underlying stock option awards and the other material terms of the stock option grant, or such future date specified as the grant date by the Compensation Committee when all material terms of the stock option grant are determined.
Our policy is to grant equity awards at a time that Qumu’s directors and executive officers are not in possession of material, non-public information and during the periods of time that trading would be permitted under our trading policy, which is referred to above as an “open window period.”
Consideration of 2019 Say-on-Pay Vote
The say-on-pay proposal presented at the 2019 Annual Meeting of Shareholders received approximately 84% approval by our shareholders. We continue to seek out and welcome feedback from shareholders relating to our compensation programs and practices. Based upon the 2019 Annual Meeting say-on-pay vote and the feedback subsequent to the 2019 Annual Meeting, we believe that shareholders support our efforts to strengthen the connection between executive pay and performance.
Consideration of Risk in Compensation
The Compensation Committee believes that promoting the creation of long-term value discourages behavior that leads to excessive risk. The Compensation Committee believes that the following features of our compensation programs provide incentives for the creation of long-term shareholder value and encourage high achievement by our executive officers without encouraging inappropriate or unnecessary risks:

•	Our long-term equity incentives are at the discretion of the Compensation Committee and are granted pursuant to a disciplined process.

•
Stock options become exercisable over a four-year period and remain exercisable for up to seven years from the date of grant, and restricted shares vest over periods up to four years, encouraging executives to look to long-term appreciation in equity values.

•
The performance stock units granted in 2018 have multi-year performance goals and after the shares are earned, they are issued as restricted stock with an additional one-year vesting. These features encourage executives to drive long-term performance.

•	We balance short- and long-term decision-making with our annual cash incentive program, equity awards that vest over four years, and multi-year performance periods for our performance stock units.

•	Because of our stock ownership guidelines, our executive officers could lose significant value if our stock price were exposed to inappropriate or unnecessary risks.

•
The metrics used to determine the incentive pay to a named executive officer under the 2019 Company Bonus Plan balanced annual revenue, adjusted EBITDA and customer retention percentage, which were each weighted one-third. In this way, we incentivize disciplined growth and prudent expense management.

•
The incentive pay amounts under the 2019 Company Bonus Plan cannot exceed 150% of the executive officer’s target amount, no matter how much performance exceeds the maximum levels of the performance goals. This feature was designed to limit windfalls.

•
Through our 2007 Plan, the Compensation Committee has the right to “claw back” stock incentives or cash incentives from a participant or to seek repayment from a participant through a variety of means in certain circumstances such as certain restatements of our financial statements, certain terminations of employment, and breach of an agreement between us and the executive officer. These “claw back” features are applicable to the 2019 Company Bonus Plan and to all equity awards granted in 2019.

•
Our corporate compliance systems and policies, which are overseen by the Audit Committee, further mitigate against excessive or inappropriate risk taking. For example, our insider trading policy prohibits executive officers from purchasing Qumu securities on margin, hedging Qumu securities, borrowing against any account in which Qumu securities are held, pledging Qumu securities as collateral for a loan, or engaging in monetization transactions.

Based on their consideration of these and other factors, the Compensation Committee concurred with our management’s determination that none of its compensation policies and practices is reasonably likely to have a material adverse effect on Qumu.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee during the last fiscal year.

Summary Compensation Table
The following table shows, for Vern Hanzlik, who served as our Chief Executive Officer in 2019 and until July 14, 2020, and David G. Ristow, who served as our Chief Financial Officer in 2019 (together referred to as our “named executive officers”), information concerning compensation earned for services in all capacities during the years indicated.

Name and Position	Year	Salary	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compen-sation (2)	All Other Compen-sation (3)	Total
Vern Hanzlik Former President and Chief Executive Officer(4)	2019	$350,000	$—	$—	$136,990	$14,565	$501,555
	2018	$390,800	$234,934	$92,755	$—	$15,463	$733,952
	2017	$390,800	$109,618	$76,773	$—	$17,745	$594,936
David G. Ristow (5) Chief Financial Officer	2019	$300,000	$—	$—	$58,710	$23,510	$382,220
	2018	$275,000	$53,143	$61,837	$43,052	$21,089	$454,121
	2017	$12,516	$68,400	$194,611	$—	$—	$275,527

(1)
Valuation of awards based on the grant date fair value of those awards computed in accordance with FASB ASC Topic 718 utilizing assumptions discussed in Note 8 to our consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K for the year ended December 31, 2019. For 2018, includes $78,555 in stock issued to Mr. Hanzlik in lieu of a cash payment of under the short-term cash incentive compensation program for 2018.

(2)
Represents the amounts paid in cash to the named executive officers under the short-term cash incentive compensation program for the year noted, except as noted in the footnote above. All amounts are reported for the year in which the related services were performed, although may be paid in the following year.

(3)	Represents the following amounts:

Name	Year	Matching Contributions to 401(k) Plan	Insurance Premiums
Vern Hanzlik	2019	$8,338	$6,227
	2018	$8,908	$6,555
	2017	$7,950	$9,795
David G. Ristow	2019	$7,976	$15,534
	2018	$6,197	$14,892
	2017	$—	$—

(4)	Mr. Hanzlik ceased serving as our President and Chief Executive Officer July 14, 2020.

(5)
Effective December 15, 2017, Mr. Ristow was hired as our Chief Financial Officer after serving as our Interim Chief Financial Officer on a consulting basis beginning November 7, 2017. Accordingly, information for 2017 represents a partial year. Salary information does not include amounts paid to Salo, LLC for the provision of Mr. Ristow’s services as Interim Chief Financial Officer. We paid Salo, LLC $245 per hour for Mr. Ristow’s services or $109,117 in the aggregate for his consulting services prior to being hired.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information concerning option and stock awards outstanding to the named executive officers at December 31, 2019.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexer- cisable (1)	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (2)
Vern Hanzlik	60,000	—	$3.11	11/11/2022	—	$—	—	$—
	37,500	37,500	$1.90	3/8/2024	—	$—	—	$—
	18,750	56,250	$2.1257	12/10/2025	—	$—	—	$—
	—	—	$—	—	80,208	$290,343	—	$—
	—	—	$—	—	—	$—	16,667	$43,501
David G. Ristow	75,000	75,000	$2.28	5/15/2025	—	$—	—	$—
	12,500	37,500	$2.1257	12/10/2025	—	$—
	—	—	$—	—	53,932	$140,763	—	$—
	—	—	$—	—	—	$—	10,092	$26,340

(1)
Options vest and become exercisable in equal installments on the first four anniversaries of the date of grant or hire date and the expiration date of each option is the seven-year anniversary of the date of grant of such option.

(2)	Value based on a share price of $2.61, which was the closing sales price for a share of our common stock on the Nasdaq Capital Market on December 31, 2019.

(3)
Represents performance stock units approved by the Compensation Committee on March 23, 2018. For the 2018 performance period, the Company issued 33,333 shares of restricted stock to Mr. Hanzlik on March 5, 2019 in settlement of his award of 50,000 performance stock units and issued 20,182 shares of restricted to Mr. Ristow on March 5, 2019 in settlement of his award of 30,274 performance stock units. As provided in and subject to the terms of the award agreements, the shares issued will be restricted from transfer for a period of 364 days following issuance and are subject to forfeiture for termination of employment. As of December 31, 2019, Mr. Hanzlik held 16,667 performance stock units and Mr. Ristow held 10,092 performance stock units. Effective February 10, 2020, the Compensation Committee determined that the performance goal for the 2019 performance period was not met and accordingly, the outstanding performance stock units were forfeited to the Company without payment of any consideration therefor as of February 10, 2020. Accordingly, as of February 10, 2020, none of the performance stock unit awards were outstanding.

Employment Arrangements with Named Executive Officers and Post-Employment Compensation
Our practice has been to enter into a separate standard form of letter agreement relating to severance and change in control benefits (the “letter agreement”) with each person appointed by the Board as an executive officer. As of December 31, 2019, Messrs. Hanzlik and Ristow are parties to such a letter agreement, which is summarized below. Mr. Hanzlik ceased serving as our President and Chief Executive Officer July 14, 2020 and for the purposes of the letter agreement, the termination was considered a termination without cause. Concurrently with his appointment as our President and Chief Executive Officer on July 20, 2020, Mr. Kennedy also became a party to a letter agreement.
The Compensation Committee believes that severance and change in control arrangements for the named executive officers are consistent with competitive pay practices, aid in the recruitment and retention of executive officers, and provide incentives for executive officers to grow our business and maintain focus on returning value to shareholders. The Compensation Committee believes that providing protection to executive officers whose employment is terminated in connection with a change in control strikes an appropriate balance among the interests of our executive officers and the interests of others in a change in control transaction. In particular, the

Compensation Committee believes that these arrangements are appropriate in part because the benefits under the agreement are only payable upon termination without cause prior to a change in control or both the occurrence of a change in control and the termination of employment without cause or for good reason, and that the severance and change in control benefits are conditioned upon compliance with non-disclosure and non-competition agreements.
The terms “cause,” “good reason,” and “change in control,” used in the letter agreements are defined as follows:

Term	Definition
Cause
•    The failure by the executive officer to use his or her best efforts to perform the material duties and responsibilities of his or her position or to comply with any material policy or directive Qumu has in effect from time to time, provided the executive officer shall have received notice of such failure and have failed to cure the same within thirty days of such notice.
•    Any act on the part of the executive officer which is harmful to the reputation, financial condition, business or business relationships of Qumu, including, but not limited to, conduct which is inconsistent with federal or state law respecting harassment of, or discrimination against, any Qumu employee or harmful to the reputation or business relationships of the executive officer.
•    A material breach of the executive officer’s fiduciary responsibilities to Qumu, such as embezzlement or misappropriation of Qumu funds, business opportunities or properties, or to any of our customers, vendors, agents or employees.
•    Conviction of, or guilty plea or nolo contendere plea by the executive officer to a felony or any crime involving moral turpitude, fraud or misrepresentation.
•    A material breach of the executive officer’s Nondisclosure and Noncompetition Agreement with Qumu.

Good Reason
Good Reason for the twelve-month period following a Change in Control shall mean, without the executive officer’s express written consent, any of the following:
(i) a material diminution of the executive officer’s authority, duties or responsibilities with respect to his or her position immediately prior to the Change in Control, or
(ii) a material reduction in the executive officer’s base compensation as in effect immediately prior to the Change in Control;
(iii) a material reduction in the executive officer’s opportunity to earn a cash bonus under the annual short-term incentive compensation plan of Qumu in which he or she participates as in effect immediately prior to the Change in Control (for the avoidance of doubt, specifically excluding any reduction in the executive officer’s opportunity to earn a cash bonus under any long-term incentive compensation plan of Qumu in which he or she participates);
(iv) a material reduction in the authority of the person to whom the executive officer reports (or a change in the executive officer’s reporting directly to the Board of Directors, if applicable);
(v) a material change in the geographic location at which the executive officer must perform services for Qumu; and
(vi) any other action or inaction that constitutes a material violation of this Agreement by Qumu;
provided that no such termination for Good Reason shall be effective unless: (A) the executive officer provides written notice to the Chair of the Board of Directors of the existence of a condition specified in paragraphs (i) through (v) above within 90 days of the initial existence of the condition; (B) Qumu does not remedy such condition within 30 days of the date of such notice; and (C) the executive officer terminates his or her employment within 90 days following the last day of the remedial period described above.

Term	Definition
Change in Control
Change in Control of Qumu shall mean a change in control which would be required to be reported in response to Item 5.01 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not Qumu is then subject to such reporting requirement, including without limitation, if:
•    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of Qumu representing 20% or more of the combined voting power of Qumu’s then outstanding securities (other than an entity owned 50% or greater by Qumu or an employee pension plan for the benefit of the employees of Qumu);
•    there ceases to be a majority of the Board of Directors comprised of (A) individuals who, on the date of this letter agreement, constituted the Board of Directors of Qumu; and (B) any new director who subsequently was elected or nominated for election by a majority of the directors who held such office prior to a Change in Control; or
•    Qumu disposes of at least 75% of its assets, other than (X) to an entity owned 50% or greater by Qumu or any of its subsidiaries, or to an entity in which at least 50% of the voting equity securities are owned by the shareholders of Qumu immediately prior to the disposition in substantially the same percentage or (Y) as a result of a bankruptcy proceeding, dissolution or liquidation of Qumu.

The letter agreements provide that if the executive officer’s employment is terminated without cause (other than during the twelve-month period following a change in control), the executive will be entitled to payments of the executive officer’s regular base salary for a period of twelve months. The executive officer will also be paid an amount equal to the average of the prior three calendar years’ short-term incentive bonus amount received by the executive. The short-term incentive bonus amount will be paid in twelve equal installments consistent with our regular payroll practices. We also will pay a portion of the premiums for continued health, dental and group life insurance until the earlier of: (A) twelve months from the date COBRA coverage begins; or (B) the date COBRA coverage otherwise terminates.
Under the letter agreements, if a change in control occurs, but the named executive officer’s employment is not terminated within twelve months of the change in control, the executive is not entitled to any payment or benefit.
The letter agreements provide that if a change in control occurs and within twelve months of the change in control the named executive officer’s employment is terminated by us without cause or by the executive for good reason, we must pay the executive a cash severance payment. The severance payment is payable within sixty days of the date of termination and will be equal to 100% of the sum of the executive’s annual base salary and his “target bonus” in effect on such date (without giving effect to any reduction that results in the executive’s termination for good reason). The “target bonus” is the cash amount under all our short-term annual incentive compensation plans in which the executive participates, waiving any condition for payment to the executive and assuming that the performance goals for the period were achieved at the 100% level. We will pay a portion of the premiums for continued health, dental and group life insurance until the earlier of: (A) twelve months from the date COBRA coverage begins; or (B) the date COBRA coverage otherwise terminates.
These salary continuation and change in control benefits are conditioned upon the named executive officer’s execution of a general release and compliance with a nondisclosure and non-competition agreement. Further, in the event that the vesting of options upon a change in control, together with all other benefits provided by the letter agreements, would result in all or a portion of such amount being subject to excise tax then the executive will be entitled to either the full amount of the payments or value of benefits under the letter agreements or such lesser amount as determined by us that would result in no portion of the payment being subject to excise tax, whichever results in the receipt by the named executive officer of the greatest amount on an after-tax basis.
Additionally, if the amounts payable under the letter agreements would be subject to the requirements of Section 409A of the Internal Revenue Code, we may amend the letter agreements as we may determine, including to delay the start of any payment as provided in the letter agreements, amend the definition of change in control, and amend the definition of disability. In the event any such payment is so delayed, the amount of the first payment to the executive officer will be increased for interest earned on the delayed payment based upon interest for the period of delay, compounded annually, equal to the prime rate (as published in the Wall Street Journal) in effect as of the date the payment should otherwise have been provided.
If the named executive officer resigns (other than for good reason during the twelve month period following a change in control), if we terminate the named executive officer’s employment for cause, or if the named executive officer’s employment terminates as a result of death or disability, the named executive officer is entitled to receive the named executive officer’s base salary accrued but unpaid as of the date of termination, but is not entitled to receive any salary continuation benefit thereafter.
Additionally, under the 2007 Plan, all stock options held by the named executive officers will immediately vest upon a change in control and if the agreements effectuating the change in control do not provide for the assumption or substitution of restricted stock awards, the restrictions will lapse on the restricted stock to the extent these restrictions have not already lapsed under the terms of the restricted stock award agreement.

PROPOSAL 2:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
At the time of the 2017 Annual Meeting of Shareholders, our Board determined that an advisory vote on named executive officer compensation (commonly referred to as “say-on-pay”) will be held every year and shareholders supported annual say-on-pay votes at the 2017 Annual Meeting of Shareholders. Accordingly, and in accordance with Section 14A of the Exchange Act, we are asking our shareholders to cast an advisory vote on named executive officer compensation at this 2020 Annual Meeting.
Our compensation policies and determinations in 2019 were influenced by a variety of factors, most notably our continued efforts to align pay and performance and the development of pay programs for the named executive officers that reflect the performance of our business.
Shareholders are encouraged to read the Executive Compensation section of this proxy statement for a more detailed discussion of our executive compensation programs, including information about 2019 compensation of our named executive officers. Shareholders are also encouraged to read “Executive Compensation – Explanation of Compensation – Consideration of 2019 Say-on-Pay Vote” for an explanation of the impact of last year’s say-on-pay vote.
We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholder to vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the shareholders of Qumu Corporation approve, on an advisory basis, the compensation of the named executive officers as disclosed in Qumu’s proxy statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.
Vote Required
The affirmative vote of the holders of the majority of the shares present at the Annual Meeting and entitled to vote is required to approve Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation. Proxies will be voted in favor of this proposal unless otherwise indicated.
While this vote is advisory, and not binding on the Compensation Committee or the Board, it will provide valuable information to us that the Compensation Committee will be able to consider when determining executive compensation philosophy, policies and practices for the remainder of 2020 and beyond. The next advisory vote on named executive officer compensation will take place at our 2021 Annual Meeting of Shareholders.
The Board Recommends
Shareholders Vote FOR
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation
_______________________

PROPOSAL 3:
APPROVAL OF AMENDMENT TO SECOND AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN
Amendment and Reasons for Amendment
On July 14, 2020, our Board of Directors delegated to the Compensation Committee the authority to amend our Second Amended and Restated 2007 Stock Incentive Plan, as amended (the “2007 Plan”) to increase the number of shares authorized for issuance. On July 23, 2020, our Compensation Committee approved, subject to shareholder approval, an amendment to the 2007 Plan to increase the number of shares authorized for issuance by 500,000 shares. Also on July 23, 2020, our Board of Directors amended the 2007 Plan to remove references to Section 162(m) of the Internal Revenue Code that are no longer applicable to the 2007 Plan.
Since May 15, 2007, the only shareholder approved equity compensation plan available to Qumu has been the 2007 Plan. At August 7, 2020, there were only 855,022 shares remaining available for grant under the 2007 Plan. Equity-based compensation, such as stock options, restricted stock, restricted stock units and performance stock units, has historically been a key component in the compensation packages for both executive and technical personnel. The Compensation Committee believes the 2007 Plan is, and will continue to be, an important tool in attracting and retaining key personnel, especially given the highly competitive nature of our industry and the importance of equity compensation in the structure of overall compensation. Without the ability to grant additional awards under the 2007 Plan, the Compensation Committee does not believe that it would have the appropriate tools to attract and retain these personnel. The Compensation Committee believes an increase of 500,000 shares in the number of shares authorized for issuance will provide enough authorization to cover anticipated stock incentive awards for the next two years.
Our three-year average “burn rate” was 1.8% for fiscal years 2017 through 2019. We define burn rate as the total number of shares subject to awards granted to participants in a single year expressed, net of grants forfeited, canceled or expired, as a percent of our basic weighted average common shares outstanding for that year.
Summary of the 2007 Plan
Below is a summary of the 2007 Plan, which includes the amendment described above that is the subject of this Proposal 3. This summary is qualified in its entirety by reference to the full text of the 2007 Plan, as proposed to be amended, which is attached to this Proxy Statement as Appendix A.
Purpose and Key Features of the 2007 Plan
The purpose of the 2007 Plan is to attract and retain talented and experienced people, closely link employee compensation with performance realized by shareholders, and reward long-term results with long-term compensation. The 2007 Plan permits us to grant stock incentive awards to current and new employees, including officers, service providers and members of the Board of Directors.
The following is a brief summary of the key features and provisions of the 2007 Plan.

Features	Description
Plan Term	• stock incentives may not be granted after the term of the 2007 Plan, which ends on May 10, 2028
Eligible Participants
•    employees, including executive officers, of the Company and any subsidiary as determined by the Compensation Committee members of the Board of Directors service providers to us or any of our subsidiaries

Total Shares Authorized	• 3,730,320 shares of common stock for all types of stock incentive awards if this Proposal 3 is approved
Individual Share Limits	• up to 25,000 shares for all stock incentive awards to any non-employee director elected or re-elected at a meeting up to 300,000 shares per person per year under all stock incentives
No Liberal Share “Recycling”
•    any shares surrendered to pay the exercise price of an option or shares withheld by us or tendered to us to satisfy tax withholding obligations of a participant with respect to any award will not be added back (“recycled”) to the shares authorized under the 2007 Plan

Types of Awards
•    incentive and non-qualified stock options with an exercise period no longer than ten years, restricted stock and restricted stock units, stock appreciation rights, performance stock and performance units, other awards in stock or cash restricted stock units, restricted stock awards or non-qualified stock options, or any combination of these three awards, on the annual election or re-election of non-employee directors

Vesting and Exercise
•    determined by Compensation Committee based on service (time vesting) or upon achievement of performance targets (performance vesting) or both minimum one year vesting and minimum one year period of restriction, and all non-performance awards vest upon a change in control

Permissible Features
•    forfeiture and recoupment of prior award values for financial mismanagement or other breaches of policies or agreements with us, such as a non-compete or non-disclosure agreement we will hold restricted stock and restricted stock units until restrictions lapse dividend and dividend equivalents on awards may be paid currently or deferred except with respect to performance based units until such time as the performance standard has been met options may be exercised with previously acquired shares

Repricing Prohibited	• 2007 Plan explicitly prohibits repricing of any stock option or stock appreciation right
Features Not Permitted without Shareholder Approval
•    increase the number of shares reserved for awards in the 2007 Plan extend the maximum life of the 2007 Plan or the maximum exercise period decrease the minimum exercise price of an award change the designation of participants eligible to participate in the 2007 Plan

Eligibility for Stock Incentive Awards
Our employees, including executive officers, members of the Board of Directors and service providers to us and our subsidiaries are eligible to receive awards under the 2007 Plan. The Compensation Committee will determine which employees and other eligible persons will be awarded stock incentives under the 2007 Plan. The 2007 Plan also provides for an annual grant of restricted stock units, shares of restricted stock or non-qualified stock options, or any combination of these three stock incentives, to each non-employee Board member upon election or re-election. The type of award and number of shares, up to 25,000 shares in the aggregate, will be determined by the Compensation Committee its sole discretion prior to such annual meeting of shareholders. The 2007 Plan also permits stock incentives be made to non-employee directors by the Board in its discretion in addition to the annual automatic grants. As of August 7, 2020, we have six non-employee Board members, two executive officers and approximately 108 other employees eligible to receive awards.
Types of Stock Incentives to be Awarded
Subject to the limits of the 2007 Plan, the Compensation Committee has the discretionary authority to determine the size of the award, the type of award, and if the award will be tied to meeting performance-based requirements or will vest over time.
For directors who are not employees, the 2007 Plan provides for a grant of a discretionary number of restricted stock units, shares of restricted stock or non-qualified stock options or a combination of any of these three on each director’s election and re-election at the annual shareholder meeting. Under this provision of the 2007 Plan, the stock incentive awards granted to the non-employee directors on each director’s election and re-election at the annual shareholder meeting may not exceed 25,000 shares. For each following year, the Board will determine the type(s) of award and the number of shares underlying each award to be granted to non-employee directors upon election or re-election at an annual meeting of shareholders. The Compensation Committee will determine term, vesting and other provisions relating to the restricted stock units, shares of restricted stock or non-qualified stock options. In addition, the Board may from time to time grant additional awards to some or all of the Board of Directors as it deems appropriate.
The types of awards that may be made under the 2007 Plan are as follows:

•
Incentive stock options and non-qualified stock options – the right to purchase shares where value is based on the appreciation in the underlying shares in excess of an exercise price, which right may be exercised by the holder during the term of the option, unless earlier terminated upon certain events, such as termination of employment. The exercise price may be paid in cash or in previously owned shares or by other means permitted by the Compensation Committee.

•
Stock appreciation rights – a contractual right to the increase in the value of the underlying shares subject to the award that does not require payment by the recipient to exercise the right, but which pays the appreciation in stock value when elected by the holder in the form of whole shares or cash, or a combination of both.

•
Restricted stock and restricted stock units – awards of stock that do not require purchase by the recipient, but which are subject to significant restrictions on transfer until certain restrictions lapse, either based on time or upon achievement of performance related criteria. Restricted units may vest earlier than the date the shares are actually paid in exchange for the units, which may result in a deferral of income. The holder of restricted stock is entitled to vote those shares. The Compensation Committee may determine whether, with respect to restricted stock, to pay dividends on those shares to the holder or to defer dividends. Restricted stock units are not outstanding shares and therefore do not have voting or dividend rights.

•	Performance shares and performance units – awards of restricted or unrestricted stock that are issued to the recipient only upon satisfaction of performance-based criteria.

•
Other awards – additional opportunities to reward participants through payment of cash or stock as a bonus, or as deferred compensation, or for other purposes for which stock will provide a meaningful incentive.

Adjustments to Stock Incentives for Corporate Transactions
In the event of a stock dividend, stock split, spin-off, rights offering, recapitalization through a large, nonrecurring cash dividend, or a similar equity restructuring, the Compensation Committee will adjust the number and kind of shares granted under the 2007 Plan, including the number and exercise price of shares subject to outstanding options or stock appreciation rights. For certain other corporate transactions, such as certain mergers, consolidations, acquisitions of property or stock, separations, reorganizations or liquidations, which provide for the substitution or assumption of awards, the Compensation Committee will adjust awards of restricted stock, restricted stock units, performance stock and performance share units, and other awards to comply with certain requirements of the Code.
Exercise Price and Term of Stock Options
The exercise price of stock options granted under the 2007 Plan may not be less than the fair market value of our common stock on the date of grant. With respect to each grant of options that are intended to qualify as incentive stock options under Code Section 422 to a participant who is a 10% or greater shareholder, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant.
No option shall have a term longer than ten years, and incentive stock options granted to a 10% or greater shareholder may not have a term longer than five years.

Repricing Prohibited
Under the 2007 Plan, the Compensation Committee does not have the right to (i) lower the exercise price of an existing option or stock appreciation right, (ii) take any action which would be treated as a “repricing” under generally accepted accounting principles, or (iii) cancel an existing option or stock appreciation right at a time when its exercise price exceeds the fair market value of our common stock in exchange for cash, another stock incentive, or other equity in the Company.
Effect on Termination of Employment on Stock Incentives
Except as provided in the option agreement or a separate agreement with the participant that governs options granted under the 2007 Plan, any options held by such participant may thereafter be exercised to the extent it was exercisable at the time of termination of employment (other than by reason of death, disability or retirement), but may not be exercised after 90 days after such termination, or the expiration of the stated term of the options, whichever period is the shorter. For termination of employment by reason of death, disability or retirement, any options held by a participant may thereafter be exercised to the extent it was exercisable at the time of such event, but may not be exercised after one year after such event, or the expiration of the stated term of the option, whichever period is the shorter.
Prior to termination of employment, only options that have become exercisable under their terms, based on either service-based or performance-based vesting, may be exercised. The Compensation Committee may at any time after an award vest part or all of the unvested options as it deems appropriate.
Restricted stock and restricted stock units will be forfeited if not vested when the participant terminates employment, including upon death, disability or retirement. The Compensation Committee may also accelerate vesting at any time after the restricted stock incentive is awarded.
For options and restricted stock, restricted stock units, performance stock and performance units, the Compensation Committee may elect not to accelerate options that would otherwise vest only upon achievement of performance criteria if those targets have not been achieved, or the performance period has not expired.
Effect of a Change in Control on Stock Incentives
If the agreements effectuating the change in control (as defined in the 2007 Plan) do not provide for the assumption or substitution of all stock incentives granted under the 2007 Plan, stock options become fully exercisable and restricted stock and restricted stock units automatically become fully vested upon the occurrence of a change in control as defined in the 2007 Plan. Awards based on performance criteria where the performance period has not yet concluded at the time of a change in control will not automatically accelerate unless the Compensation Committee so determines at or prior to the change in control.
As to any stock incentives that are not assumed or substituted in the change of control, the Compensation Committee may require options or stock appreciation rights be exercised prior to the change in control or may pay cash or other securities to cancel awards in connection with the change in control.
Transferability of Stock Incentives
Stock options, restricted stock, restricted stock units, performance stock, and performance units, as well as other awards under the 2007 Plan that are vested at the time of the death of the participant, are transferable only by the participant’s last will and testament or applicable state laws on descent and distribution. Restricted stock, restricted stock units, performance stock and performance units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse or the performance targets have been achieved.
Administration
The Compensation Committee will administer the 2007 Plan. The Compensation Committee will select employees to receive awards, determine the number of shares covered by each award, and establish the other terms and conditions consistent with the limitations contained in the 2007 Plan. The Compensation Committee may also interpret the 2007 Plan, may establish and amend terms of existing stock incentive awards, except that if the award recipient is adversely affected by the amendment, the recipient must also consent.

To the extent required by law or desired for tax purposes, awards to executive officers and non-employee directors will be made only by persons who qualify as “outside directors” under securities and tax laws. The Compensation Committee may delegate to an executive officer all or part of its responsibilities to make awards, other than the authority to make awards to other executive officers and non-employee directors.
Amendments to the 2007 Plan
The Compensation Committee may amend or suspend the 2007 Plan at any time except that any amendment in one or more of the following categories will not be permitted without the approval of our shareholders:

•	increase the number of shares reserved under the 2007 Plan;

•	extend the maximum life of the 2007 Plan or the maximum exercise period;

•	decrease the minimum exercise price of an award; or

•	changes the designation of participants eligible for stock incentives.
The proposed amendment to the 2007 Plan to increase the number of shares authorized for issuance by 500,000, which amendment was approved by the Compensation Committee on July 23, 2020, requires approval by the shareholders. Accordingly, we are submitting this amendment to our shareholders at the 2020 Annual Meeting of Shareholders as this Proposal 3.
Tax Consequences of Stock Incentives to Participants and to Us
Options. Stock options grant under the 2007 Plan may either be granted as incentive stock options, which are intended to comply with the requirements of Internal Revenue Code Section 422 or as non-qualified stock options. Generally, no federal income tax is payable by the recipient upon the grant of an incentive stock option and no deduction is taken by us. If certain holding periods are met, the exercise of an incentive stock option does not result in taxation to the recipient; rather, the recipient is taxed only at the time of sale. If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the recipient will be taxed on any appreciation in excess of the exercise price as long-term capital gains. In that event, we are not entitled to a deduction for the amount of the capital gains. Under current tax laws, if a recipient exercises a non-qualified stock option, the recipient will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the recipient would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the recipient held the stock after exercise. When the option is exercised, we will be entitled to corresponding tax deduction.
Restricted and Performance Stock and Units. Awards of restricted stock and restricted stock units, performance stock and performance units under the 2007 Plan generally are not subject to federal income tax when awarded, unless, solely in the case of restricted stock, the participant properly elects to accelerate the tax recognition. Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, and performance stock is taxed at the time the performance targets are met. Restricted stock units and performance units are generally subject to ordinary tax at the time of payment, even if vested earlier. We are entitled to a corresponding deduction at the time the participant recognizes taxable income on the restricted or performance stock or units.
2007 Plan Benefits
It is not possible to determine the benefits that will be received by eligible participants in the 2007 Plan.
On July 14, 2020, the Compensation Committee recommended and the Board approved an award of restricted stock units under the 2007 Plan to each non-employee director elected or re-elected at the Annual Meeting. The number of restricted stock units will be equal to $80,000 divided by the fair market value of our common stock on the grant date, rounded down to the nearest whole share, up to a maximum of 25,000 shares. Accordingly, the number of restricted stock units to be granted to each non-employee director elected or re-elected at the Annual Meeting is not able to be calculated at this time. See the section of this proxy statement entitled “Director Compensation.”
Registration with Securities and Exchange Commission
Upon approval of this Proposal 3 by our shareholders, we intend to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, covering the 500,000 additional shares authorized for issuance under the 2007 Plan.

Vote Required
The affirmative vote of the holders of the majority of the shares present at the Annual Meeting and entitled to vote is required to approve Proposal 3: Approval of Amendment to the Second Amended and Restated 2007 Stock Incentive Plan. Proxies will be voted in favor of this proposal unless otherwise indicated.

The Board of Directors Recommends
Shareholders Vote FOR
Proposal 3: Approval of Amendment to the
Second Amended and Restated 2007 Stock Incentive Plan
_______________________

DIRECTOR COMPENSATION
Our non-employee directors received the following amounts for Board and committee service during 2019:

•	an annual retainer of $38,000;

•	an additional retainer of $16,000 for our non-executive Chairman of the Board, which was Robert F. Olson in 2019;

•	an annual retainer of $6,000, $4,000 and $3,000 for members of the Audit, Compensation and Governance Committees, respectively; and

•	an additional annual retainer of $8,000, $8,000 and $3,000 for the chairs of the Audit, Compensation and Governance Committees, respectively.
For directors who are not employees, the 2007 Plan provides for a grant of a discretionary number of shares of restricted stock, restricted stock units, or non-qualified stock options or a combination of any on each director’s election and re-election at the annual shareholder meeting, not to exceed 25,000 shares. Under this provision of the 2007 Plan, each non-employee director re-elected at the 2019 Annual Meeting of Shareholders was granted restricted stock units, with the number of underlying shares equal to $80,000 divided by the fair market value of our common stock on the grant date, rounded down to the nearest whole share, up to a maximum of 25,000 shares. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in full on the first business day prior to the Annual Meeting of Shareholders next following the date of grant provided the director continues to provide services to us on that date, except that such restricted stock units will fully vest in the event of death, disability, or a change in control. Directors may elect to defer receipt of the shares to the earlier of January 1 of the 3rd to 10th year following the date of grant or the first January 1 following the date of separation of service from Qumu. Any restricted stock units the director does not elect to defer will be paid within 90 days following the date the restricted stock units first vest. In accordance with these provisions of the 2007 Plan, on May 9, 2019, the date of the 2019 Annual Meeting of Shareholders, Messrs. Cox, Fishback, Lucas and Olson were each granted an award of 18,099 restricted stock units that will vest at the Annual Meeting.
On February 10, 2020, the Compensation Committee granted 25,000 restricted stock units from the 2007 Plan to each of Ms. Chowning and Mr. Horowitz, who were elected as directors on October 31, 2019 but did not receive any equity awards at that time. The vesting and other terms of the restricted stock units awards to Ms. Chowning and Mr. Horowitz are the same as the restricted stock units awards described above that will vest at the Annual Meeting.
On July 14, 2020, the Compensation Committee determined that each non-employee director elected or re-elected at the Annual Meeting will be granted restricted stock units, with the number of underlying shares equal to $80,000 divided by the fair market value of our common stock on the grant date, rounded down to the nearest whole share, up to a maximum of 25,000 shares. The terms of the restricted stock units are the same as those granted in connection with the 2019 Annual Meeting of Shareholders except that the settlement of the restricted stock unit awards granted at the Annual Meeting will be deferred until the first January 1 following the date of separation of service from Qumu.
The following table shows the cash and other compensation paid by us to each of our directors for 2019. Mr. Hanzlik, who served as a director and executive officer in 2019, did not receive compensation as a director during 2019.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Robert F. Olson	$59,175	$79,998	$139,173
Mary E. Chowning	$—	$—	$—
Neil E. Cox	$48,525	$79,998	$128,523
Daniel R. Fishback	$52,700	$79,998	$132,698
Edward D. Horowitz	$—	$—	$—
Kenan Lucas	$50,134	$79,998	$130,132
Thomas F. Madison (3)	$26,389	$—	$26,389
Kimberly K. Nelson (4)	$33,458	$—	$33,458

(1)	Represents cash retainer and meeting fees for 2019 as described above.

(2)
Valuation of awards based on the grant date fair value of those awards computed in accordance with FASB ASC Topic 718 utilizing assumptions discussed in Note 8 to our consolidated financial statements for the year ended December 31, 2019 included in this Annual Report on Form 10-K.

(3)	Thomas F. Madison passed away on April 10, 2019 and ceased serving as a director.

(4)	Ms. Nelson was not nominated for re-election at the 2019 Annual Meeting of Shareholders and accordingly, ceased serving as a director on May 9, 2019.
For a summary of the stock awards and option awards held by Mr. Hanzlik at December 31, 2019, please see “Executive Compensation – Outstanding Equity Awards at Fiscal Year End.” No non-employee director held any option awards at December 31, 2019. Each of Messrs. Olson, Cox, Fishback, and Lucas held 18,099 unvested restricted stock units as of December 31, 2019 that will vest on the date before the 2020 Annual Meeting of Shareholders, subject to acceleration upon a change in control and deferral elections described above. As of December 31, 2019, Ms. Chowning and Mr. Horowitz held no stock awards or option awards.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Since the beginning of 2019, we have not entered into any transaction and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of Qumu’s total assets at year end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest.
The charter of our Audit Committee provides that the Audit Committee is responsible for reviewing and approving the terms and conditions of all transactions we enter into in which an officer, director or 5% or greater shareholder or any affiliate of these persons has a direct or indirect material interest. Our Code of Ethics and Business Conduct, which is applicable to all of our employees and directors, also prohibits our employees, including our executive officers, and our directors from engaging in conflict of interest transactions. Requests for waivers by our executive officers and directors from the provisions of, or requests for consents by our executive officers and directors under, our Code of Ethics and Business Conduct must be made to the Audit Committee.
We also have adopted a related person transaction approval policy, which sets forth our policies and procedures for the review, approval or ratification by the Audit Committee of any transaction required to be reported in our filings with the Securities and Exchange Commission. Our policy applies to any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships in which our company is a participant and in which a related person has a direct or indirect interest.
PROPOSAL 4:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected RSM US LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020 and to perform other appropriate audit-related and tax services. While the Audit Committee retains the sole authority to retain, compensate, oversee and terminate the independent registered public accounting firm, the Audit Committee is submitting the reappointment of RSM US LLP as our independent registered public accounting firm for ratification. The Company retained RSM US LLP as its independent registered public accounting firm for the year ending December 31, 2019.
In the event the shareholders do not ratify the reappointment of RSM US LLP, the Audit Committee will reconsider the selection. Representatives of RSM US LLP, which has served as our independent registered public accounting firm since 2019, are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.
Vote Required
The affirmative vote of the holders of the majority of the shares present at the Annual Meeting and entitled to vote is required to approve Proposal 4: Ratification of the Appointment of RSM US LLP. Proxies will be voted in favor of this proposal unless otherwise indicated.
The Board of Directors Recommends
Shareholders Vote FOR
Proposal 4: Ratification of the Appointment of RSM US LLP
_______________________

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Accountant Fees and Services
On March 19, 2019, we engaged RSM US LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019 and to perform other appropriate audit-related and tax services. Also on March 19, 2019, we dismissed KPMG LLP as our independent registered public accounting firm.
During the fiscal year ended December 31, 2018 and the subsequent interim period through March 19, 2019, there were no disagreements between us and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference thereto in its reports on the financial statements for such years. During the fiscal year ended December 31, 2018 and the subsequent interim period through March 19, 2019, there were no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K). The report of KPMG LLP on the financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except as follows: KPMG’s report on our consolidated financial statements as of and for the years ended December 31, 2018 and 2017, contained a separate paragraph stating “As discussed in Note 1 to the financial statements, the Company has changed its method of accounting for revenue in 2018 due to the adoption of FASB Accounting Standards Codification (Topic 606), Revenue from Contracts with Customers.”
During the fiscal year ended December 31, 2018 and the subsequent interim period through March 19, 2019, we did not consult with RSM US LLP regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.
The following is an explanation of the fees billed to us by KPMG LLP for the following categories of professional services rendered for the year ended December 31, 2018.

Fees
Category	2018
Audit Fees (1)	$301,400
Audit-Related Fees (2)	5,000
Tax Fees (3)	114,300
All Other Fees (4)	—
Total	$420,700

(1)    Services related to the audit of our annual financial statements, review of financial statements included in our Forms 10-Q and work relating to our internal controls over financial reporting, or other services normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.
(2)    Assurance and related professional services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”
(3)    Services related to tax compliance, tax advice, and tax planning, including preparation of federal and state tax returns.
(4)    Fees other than those described above.

The following is an explanation of the fees billed to us by RSM US LLP for the following categories of professional services rendered for the interim period beginning March 19, 2019 through December 31, 2019.

Fees
Category	2019
Audit Fees (1)	$283,600
Audit-Related Fees (2)	32,000
Tax Fees (3)	—
All Other Fees (4)	—
Total	$315,600

(1)    Services related to the audit of our annual financial statements, review of financial statements included in our Forms 10-Q and work relating to our internal controls over financial reporting, or other services normally provided by RSM US LLP in connection with statutory and regulatory filings or engagements.
(2)    Assurance and related professional services by RSM US LLP that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”
(3)    Services related to tax compliance, tax advice, and tax planning, including preparation of federal and state tax returns.
(4)    Fees other than those described above.
Audit Committee Pre-Approval Procedures
We have adopted pre-approval policies and procedures for the Audit Committee that require the Audit Committee to pre-approve all audit and all permitted non-audit engagements and services (including the fees and terms thereof) by the independent auditors, except that the Audit Committee may delegate the authority to pre-approve any engagement or service less than $10,000 to one of its members, but requires that the member report such pre-approval at the next full Audit Committee meeting. The Audit Committee may not delegate its pre-approval authority for any services rendered by our independent auditors relating to internal controls. These pre-approval policies and procedures prohibit delegation of the Audit Committee’s responsibilities to our management. Under the policies and procedures, the Audit Committee may pre-approve specifically described categories of services which are expected to be conducted over the subsequent twelve months on its own volition, or upon application by management or the independent auditor.
All of the services described above for 2018 and 2019 were pre-approved by the Audit Committee or a member of the Audit Committee before RSM US LLP and KPMG LLP were engaged to render the services.
SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING
We intend to hold our 2021 Annual Meeting of Shareholders in alignment with our historic timing on or about May 13, 2021 with a mailing date on or about April 8, 2021.
The proxy rules of the Securities and Exchange Commission permit our shareholders, after timely notice to us, to present proposals for shareholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by our action in accordance with the proxy rules. In order for a shareholder proposal to be considered for inclusion in the proxy statement for the 2021 Annual Meeting of Shareholders, the proposal must be received by the Secretary of Qumu Corporation in writing at our corporate offices, 510 1st Avenue North, Suite 305, Minneapolis, Minnesota 55403, no later than December 9, 2020.
Pursuant to our bylaws, in order for any other proposal to be properly brought before the next annual meeting by a shareholder, including a nominee for director to be considered at such annual meeting, the shareholder must give written notice of such shareholder’s intent to bring a matter before the annual meeting, or nominate the director, no later than December 9, 2020. Each such notice must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the section of this proxy statement entitled “Corporate Governance — Director Nominations” and in our bylaws. If we receive notice of a shareholder proposal after December 9, 2020, such proposal also will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board for our 2020 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.
OTHER BUSINESS
At the date of this proxy statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.
By Order of the Board of Directors

TJ Kennedy
President and Chief Executive Officer

Minneapolis, Minnesota
August 14, 2020

QUMU CORPORATION
SECOND AMENDED AND RESTATED

2007 STOCK INCENTIVE PLAN

As Amended Through July 23, 2020

QUMU CORPORATION
SECOND AMENDED AND RESTATED
2007 STOCK INCENTIVE PLAN
As Amended Through July 23, 2020
SECTION 1
PURPOSE
The purpose of the Second Amended and Restated 2007 Stock Incentive Plan (the “Plan”) is to enable Qumu Corporation (f/k/a Rimage Corporation, the “Company”) and its Subsidiaries to attract and retain employees, directors and service providers of the Company by aligning financial interests of these individuals with the other stockholders of the Company.
The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units, and Other Awards to aid the Company in obtaining these goals.
SECTION 2
DEFINITIONS

2.1	BOARD means the Board of Directors of the Company.

2.2
CAUSE shall mean, unless otherwise defined in the Stock Incentive Agreement or in a separate agreement with the Participant that governs Stock Incentives granted under this Plan, gross and willful misconduct during the course of his or her service to the Company, including but not limited to wrongful appropriation of funds or property of the Company, conviction of a Participant of a gross misdemeanor or felony or a material violation of any Company policy (including, without limitation, any policy contained in the Company’s Code of Conduct), regardless of when facts resulting in a finding of Cause are discovered by the Company.

2.3	CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

2.4	COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.

2.5	COMPANY means Qumu Corporation, a corporation organized under the laws of the State of Minnesota (or any successor corporation).

2.6
DISABILITY shall mean a physical or mental condition resulting from a bodily injury or disease or mental disorder rendering such person incapable of continuing to perform the essential employment or director duties of such person at the Company as such duties existed immediately prior to the bodily injury, disease or mental disorder.

2.7	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

2.8	EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.9
FAIR MARKET VALUE of one Share on any given date shall be determined by the Committee as follows: (a) if the Common Stock is listed for trading on one of more national securities exchanges, the last reported sales price on the such principal exchange on the date in question, or if such Common Stock shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such Common Stock was so traded; or (b) if the Common Stock is not listed for trading on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for such Common Stock on the date in question, or if there is no such bid price for such Common Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, with respect to any Option intended to qualify as an

ISO, by any fair and reasonable determination made in good faith by the Committee, and, with respect to any other Stock Incentive that is intended to be exempt from the requirements of Code Section 409A, a value determined by the reasonable application of a reasonable valuation method as defined in regulations promulgated under Code Section 409A, which determination shall be final and binding on all parties.

2.10	INDEPENDENT DIRECTOR means a member of the Board who is not otherwise an employee of the Company or any Subsidiary.

2.11
INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.12	ISO means an Option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

2.13
KEY EMPLOYEE means any employee of the Company or any Subsidiary holding a key management or technical position as determined by the Committee. Key Employees of any Subsidiary created or acquired after the Effective Date of this Plan shall be eligible to be Participants in this Plan without further action of the Board or its shareholders.

2.14
KEY PERSON means a person, other than a Key Employee, who is (a) a member of the Board; or (b) a service provider providing bona fide services to the Company or any Subsidiary who is eligible to receive Shares that are registered by a Registration Statement on Form S-8 under the Securities Act, as in effect on the date hereof or any successor registration form(s) under the Securities Act subsequently adopted by the Securities and Exchange Commission. Key Persons of any Subsidiary created or acquired after the Effective Date of this Plan shall be eligible to be Participants in this Plan without further action of the Board or its shareholders.

2.15	NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code Section 422.

2.16	OPTION means an ISO or a NQSO.

2.17	OUTSIDE DIRECTOR means a member of the Board who is not an employee and who qualifies as a “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, as amended from time to time.

2.18	PARTICIPANT means a Key Person or Key Employee who is designated to receive an award under the Plan by the Committee.

2.19	PERFORMANCE PERIOD shall mean the period during which a performance goal must be attained with respect to a Stock Incentive that is performance based, as determined by the Committee.

2.20
PERFORMANCE STOCK means an award of Shares granted to a Participant that is subject to the achievement of performance criteria, either as to the delivery of such Shares or the calculation of the amount deliverable as a result of achieving a level of performance over a specified Performance Period, or any combination thereof.

2.21
PERFORMANCE UNITS means a contractual right granted to a Participant to receive a Share (or cash equivalent) upon achievement of performance criteria or a level of performance over a specified Performance Period that are deliverable either at the end of the Performance Period or at a later time.

2.22	PLAN means the Qumu Corporation Second Amended and Restated 2007 Stock Incentive Plan, as it may be further amended from time to time.

2.23	QUALIFYING EVENT shall mean, with respect to a Participant, such Participant’s death, Disability or Retirement.

2.24
RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.25
RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.26	RETIREMENT shall mean retirement from active employment with the Company and any subsidiary or parent corporation of the Company on or after age 65.

2.27	SECURITIES ACT means the Securities Act of 1933, as amended.

2.28	SHARE or COMMON STOCK means a share of the common stock of the Company.

2.29
STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the specified price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.30	STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Stock or Performance Unit or cash.

2.31	STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary to a Participant evidencing an award of a Stock Incentive.

2.32
SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.33
TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3
SHARES SUBJECT TO STOCK INCENTIVES

3.1
The aggregate number of Shares that may be issued under the Plan is Three Million Seven Hundred Thirty Thousand Three Hundred Twenty (3,730,320) Shares, subject to adjustment as provided in Section 10. The Company’s 1992 Stock Option Plan (the “Prior Plan”) is amended by this Plan to eliminate the authority and discretion of the Board, the Compensation Committee of the Board and any executive officer of the Company to grant any new awards or options (or to amend any previously granted award or option to increase the number of shares thereunder) under the Prior Plan, including with respect to any shares that would become available for issuance as a result of the cancellation or forfeiture of shares under any previously granted awards or options.

Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company.

3.2
Subject to adjustment pursuant to Section 10, no Participant may be granted any Stock Incentive covering an aggregate number of Shares in excess of Three Hundred Thousand (300,000) in any calendar year (100,000 Shares for years prior to January 1, 2009).

SECTION 4
EFFECTIVE DATE
The effective date of the second amended and restated form of the Plan shall be May 11, 2011; provided that the amended provisions of the restated Plan shall not adversely affect the rights of Participants with respect to Stock Incentives granted pursuant to the terms of the Plan in effect prior to the effective date of the second amended and restated Plan.
The Plan was originally effective on May 15, 2007, which is the date on which the shareholders of the Company originally approved the Plan; the Plan was restated effective May 13, 2009, the date the shareholders of the Company approved the Plan as amended and restated; and the Plan further restated effective May 11, 2011, the date the shareholders of the Company approved the second amended and restated Plan.
SECTION 5
ADMINISTRATION

5.1
GENERAL ADMINISTRATION. The Committee shall administer this Plan. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee’s actions shall be binding on the Company, on each affected Participant, and on each other person directly or indirectly affected by such actions.

5.2
AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or By-laws of the Company, and subject to the provisions herein, the Committee shall have full power to select Participants in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Any and all awards of Stock Incentives to Insiders of the Company or Independent Directors shall be made and administered by the Committee (or subcommittee authorized under Section 5.3) consisting solely of Outside Directors. Further, the Committee may make all other determinations that may be necessary or advisable for the administration of the Plan. The Committee may seek the assistance of such persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

5.3
DELEGATION OF AUTHORITY. The members of the Committee and any other persons to whom authority has been delegated by the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a “Subcommittee”) composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee or to one or more executive officers of the Company the authority to grant Stock Incentives, and/or to administer the Plan or any aspect of it.

5.4
DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Participants, and their estates and beneficiaries.

SECTION 6
ELIGIBILITY
Participants selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Participant shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an eligible Participant.

SECTION 7
TERMS OF STOCK INCENTIVES

7.1	TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

(a)
Grants of Stock Incentives. The Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives; provided, however, the Committee shall not have the right to (i) lower the Exercise Price of an existing Option or Stock Appreciation Right, (ii) take any action which would be treated as a “repricing” under generally accepted accounting principles, or (iii) cancel an existing Option or Stock Appreciation Right at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to such Option or Stock Appreciation Right in exchange for cash, another Stock Incentive, or other equity in the Company (except as provided in Sections 10 and 11). Stock Incentives shall be granted to Participants selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Participants, or to grant all Stock Incentives subject to the same terms and conditions.

(b)
Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

(c)
Stock Incentive Agreements. Each Stock Incentive shall be evidenced by an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the Stock Incentives granted. The Stock Incentive Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. The Committee shall have sole discretion to modify the terms and provisions of Stock Incentive Agreements in accordance with Section 12 of this Plan.

(d)
Date of Grant. The date a Stock Incentive is granted shall be the date on which the Committee (i) has approved the terms and conditions of the Stock Incentive Agreement, (ii) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (iii) has taken all such other action necessary to direct the grant of the Stock Incentive.

(e)
Vesting of Stock Incentives. Subject to this Section 7.1(e), Stock Incentives under the Plan may have restrictions on the vesting or delivery of and, in the case of Options, the right to exercise, that lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate, such as the attainment of performance goals determined by the Committee, including but not limited to one or more of the performance criteria listed in Section 14. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Shares subject to such Stock Incentive Award shall remain subject to forfeiture. Notwithstanding anything in this Plan to the contrary, Options and Stock Appreciation Rights shall become vested and exercisable no earlier than one (1) year after the grant date, the restrictions on Restricted Stock Awards and Restricted Stock Units shall lapse no earlier than one (1) year after the grant date, and any other Stock Incentives shall have a minimum one (1) year vesting or period of restriction, as applicable, except that Stock Incentives of up to a maximum of five percent (5%) of the Shares authorized for issuance under the Plan may be granted without regard to such minimum one (1) year vesting or period of restriction requirement of this Section 7.1(e).

(f)
Acceleration of Vesting of Stock Incentives. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.

(g)
Dividend Equivalents. The Committee may grant dividend equivalents to any Participant. The Committee shall establish the terms and conditions to which the dividend equivalents are subject. Dividend equivalents may be granted only in connection with a Stock Incentive. Under a dividend equivalent, subject to the limitation under Section 7.6(b) with respect to Performance Stock or Performance Units, a Participant shall be entitled to receive currently or in the future payments equivalent to the amount of dividends paid by the Company to holders of Common Stock with respect to the number of dividend equivalents held by the Participant. The dividend equivalent may provide for payment in Shares or in cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable. Any such dividend equivalent on a Stock Incentive that is intended to be exempt from Code Section 409A shall be stated in a separate arrangement.

(h)
Transferability of Stock Incentives. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Incentive granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided in a Participant’s Stock Incentive Agreement, during the Participant’s lifetime, only the Participant may exercise any Option or Stock Appreciation Right unless the Participant is incapacitated in which case the Option or Stock Appreciation Right may be exercised by and any other Stock Incentive may be payable to the Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option or receive any other benefit under a Stock Incentive if the Participant is incapacitated shall be determined by the Committee.

(i)
Deferral Elections. The Committee may permit or require Participants to elect to defer the issuance of Shares or the settlement of awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Article: (i) create any arrangement which would constitute an employee pension benefit plan as defined in ERISA Section 3(3) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees; or (ii) create any arrangement that would constitute a deferred compensation plan as defined in Code Section 409A unless the arrangement complies with Code Section 409A and regulations promulgated thereunder or unless the Committee, at the time of grant, specifically provides that the Stock Incentive is not intended to comply with Section 409A of the Code.

7.2	TERMS AND CONDITIONS OF OPTIONS.

(a)
Grants of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit such Option to qualify as an ISO. The Committee and/or the Company may modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b)
Termination of Employment. Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, or as otherwise provided by the Committee: (i) if the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company and/or a Subsidiary ends before the Options vest, the Participant shall forfeit all unvested Options; and (ii) any Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Options, whichever period is the shorter. In the event a Participant’s employment with the

Company or any Subsidiary is terminated for Cause, all unexercised Options granted to such Participant shall immediately terminate.

(c)
Death, Disability and Retirement. Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, and except as otherwise provided by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Options vest, the Participant shall forfeit all unvested Options; and (ii) any Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Options, whichever period is the shorter.

(d)
Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Stock Incentive Agreement and shall not be less than the Fair Market Value of a Share on the date the Option is granted. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted.

(e)
Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall: (i) make an Option exercisable prior to the date such Option is granted or after it has been exercised in full; or (ii) make an Option exercisable after the date that is (A) the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or (B) the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance goals, including but not limited to goals established pursuant to one or more of the performance criteria listed in Section 14.

(f)
Payment. The Exercise Price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations by delivering to the Company or its designated agent, either: (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of an NQSO) (A) by delivery (or by attestation) of other Shares, (B) pursuant to a “same day sale” program exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company’s equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, (C) with respect to an NQSO, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price (together with payment in cash or other payment from the Participant to the extent of any remaining balance), provided that any such Shares used to pay the Exercise Price shall no longer be outstanding and exercisable under such Option; or (D) by some combination of the foregoing or such other form of legal consideration that may be acceptable to the Committee in its sole discretion and permissible under applicable law. Notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or, if permitted by applicable law, a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided above, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

(g)
ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000), to the extent of such excess, such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied as set forth in Treas. Reg. Section 1.422-4 and any additional guidance issued by the Treasury thereunder. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a)(2).

7.3	TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

(a)
Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

(b)
Termination of Employment. Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering the Restricted Stock granted under this Plan, if the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company and/or a Subsidiary ends for any reason other than a Qualifying Event before any restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards shall vest as of the date of such event.

(c)
Death, Disability and Retirement. Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering Restricted Stock granted under this Plan: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards shall vest as of the date of such event; and (ii) in the case of Restricted Stock Awards which are based on performance criteria then, as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs.

(d)
Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as such holders would have been entitled if the Shares were unrestricted Shares.

7.4	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a)
Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing such award. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment.

(b)
Termination of Employment. Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan, if the Participant’s employment with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest as of the date of such event.

(c)
Death, Disability and Retirement. Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest as of the date of such event; and (ii) in the case of Restricted Stock Units that are based on performance criteria, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs.

(d)
Voting, Dividend & Other Rights. Holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit shall not be entitled to any dividend equivalents (as described in Section 7.1(g)).

7.5	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)
Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the Exercise Price for Shares that are the subject of the Option, which shall not be less than the Fair Market Value of the Shares on the date the Option is granted. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares at the time the Stock Appreciation Right was granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(b)
Stock Appreciation Right Term. Each Stock Appreciation Right granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall: (1) make a Stock Appreciation Right exercisable prior to the date such Stock Appreciation Right is granted or after it has been exercised in full; or (ii) make a Stock Appreciation Right exercisable after the date that is: (A) the tenth (10th) anniversary of the date such Stock Appreciation Right is granted; or (B) the fifth (5th) anniversary of the date such Stock Appreciation Right is granted, if such Stock Appreciation Right is granted in connection with the grant of an ISO to a Participant who is a Ten Percent Shareholder.

(c)
Payment. Upon exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) or in cash, or in any combination thereof as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is exercised, the specified price shall be treated as paid in Shares for purposes of Section 3.

(d)	Termination of Employment. Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, or as otherwise provided by the Committee: (i) if the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company and/or a Subsidiary ends before the Options vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter. In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Stock Appreciation Rights granted to such Participant shall immediately terminate.

(e)
Death, Disability and Retirement. Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, and except as otherwise provided by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.

(f)
Special Provisions for Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (i) will expire no later than the expiration of the underlying ISO, (ii) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (iii) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (iv) may be exercised only (A) when the underlying ISO could be exercised and (B) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

7.6	TERMS AND CONDITIONS OF PERFORMANCE STOCK AND PERFORMANCE UNITS.

(a)
Awards of Performance Stock and Performance Units. Performance Stock and Performance Units shall become payable to a Participant upon achievement of performance criteria as determined by the Committee. Each award will specify the number of Performance Stock or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors. Any grant of Performance Stock or Units may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the date of grant.

(b)
Limitation on Dividend and Dividend Equivalents. With respect to Performance Stock and Performance Units awarded after May 13, 2009, no dividends or dividend equivalents shall be paid on unvested Performance Stock or Performance Units unless and until the performance goal has been met; provided that such dividends or dividend equivalents: (i) may accumulate for the benefit of the Participant and paid to the Participant after such Performance Stock or Performance Units vest and (ii) will otherwise comply with Section 7.1(g).

(c)
Payment. Each grant will specify the time and manner of payment of Performance Stock or Performance Units that have been earned. Any Performance Stock award shall be payable in Shares. Any Performance Unit award may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among cash or Shares.

7.7	OTHER AWARDS.

(a)	Other awards may, subject to limitations under applicable law, be granted to any Participant denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof, or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such awards.

(b)
Cash awards, as an element of or supplement to any other Stock Incentives granted under this Plan, may also be granted to Participants on such terms and conditions as determined by the Committee pursuant to this Plan.

(c)
Shares may be granted to a Participant as a bonus, or in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as the Committee shall determine.

(d)	Participants designated by the Committee may be permitted to reduce compensation otherwise payable in cash in exchange for Shares or other Stock Incentives under the Plan.

7.8
INDEPENDENT DIRECTOR GRANTS. Notwithstanding any other provisions of this Plan, a grant of Restricted Stock, Restricted Stock Units or NQSO, or any combination of the same, shall be made to each Independent Director on the date of each regular annual meeting of shareholders of the Company at which such Independent Director is elected or re-elected to the Board. The number of Shares subject to this Restricted Stock Award, Restricted Stock Unit or NQSO and other terms governing the Restricted Stock Award, Restricted Stock Unit or NQSO shall be determined by the Committee in its sole discretion prior to such annual meeting of shareholders. No Independent Director may be granted Restricted Stock Awards, Restricted Stock Units or NQSOs covering an aggregate number of Shares in excess of 25,000 at any regular annual shareholders meeting pursuant to the terms of this Section 7.8.

The Committee, in its discretion, may, in addition to the Restricted Stock Awards, Restricted Stock Units and NQSOs provided above, grant any additional Stock Incentive to all Independent Directors or to any individual Independent Director, provided that such grant shall be solely for substantial services performed or to be performed by such Independent Director as determined in good faith by the Committee.
SECTION 8
SECURITIES REGULATION

8.1
LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

8.2
RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act and the Company determines that the registration requirements of the Securities Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Stock Incentive Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

8.3
REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act or any other applicable state, federal or foreign law.

SECTION 9
LIFE OF PLAN
No Stock Incentive shall be granted under this Plan on or after the earlier of (a) the tenth (10th) anniversary of the date of the meeting of the Company’s shareholders at which amendments adopted by the Board February 28, 2018 were approved, or (b) the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or are no longer available for use under this Plan.
This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.
SECTION 10
ADJUSTMENT
Notwithstanding anything in Section 12 to the contrary, in the event of a stock dividend, stock split, spin-off, rights offering, recapitalization through a large, nonrecurring cash dividend, or a similar equity restructuring of the Company, the Committee will adjust: (a) the number of Shares reserved under Section 3 of this Plan, (b) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan, (c) the number of Shares subject to certain Stock Incentives granted subject to Section 3 of the Plan, and (d) the Exercise Price of any Options and the specified price of any Stock Appreciation Rights, or any combination thereof, in an equitable manner that will equalize the fair value of the previously granted Stock Incentives before and after the equity restructuring. Furthermore, in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of Stock Incentives, the Committee will adjust such Stock Incentives in a manner that satisfies the requirements of Code Section 424(a) as to: (i) the number of Shares reserved under Section 3, (ii) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan; (iii) the number of Shares subject to such Stock Incentives, and (iii) the Exercise Price of any Options and the specified price of any Stock Appreciation Rights. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 or an increase in any limitation imposed by the Plan.
SECTION 11
CHANGE IN CONTROL OF THE COMPANY

11.1
CHANGE IN CONTROL. “Change in Control” of the Company shall mean a change in control which would be required to be reported in response to Item 5.01 of Form 8-K promulgated under the Exchange Act (or any successor item of Form 8-K), whether or not the Company is then subject to such reporting requirement, including without limitation, if:

(a)
any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities (other than an entity owned 50% or greater by the Company or an employee pension plan for the benefit of the employees of the Company);

(b)	there ceases to be a majority of the Board comprised of (i) individuals who, on the date of adoption of this Plan, constituted the Board; and (ii) any new director who subsequently was elected or nominated for election by a majority of the directors who held such office prior to a Change in Control; or

(c)
the Company disposes of at least 75% of its assets, other than (i) to an entity owned 50% or greater by the Company or any of its subsidiaries, or to an entity in which at least 50% of the voting equity securities are owned by the shareholders of the Company immediately prior to the disposition in substantially the same percentage or (ii) as a result of a bankruptcy proceeding, dissolution or liquidation of the Company.

11.2
VESTING UPON A CHANGE IN CONTROL. Except as otherwise provided in a Stock Incentive Agreement or as provided in the next sentence, if a Change in Control occurs, and if the agreements effectuating the Change in Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a “Non-Assumed Stock Incentive”), such Stock Incentives shall immediately vest and be exercisable and any restrictions thereon shall lapse. Notwithstanding the foregoing, unless the Committee determines at or prior to the Change in Control, no Stock Incentive that is subject to any performance criteria for which the Performance Period has not expired, shall accelerate at the time of a Change in Control.

11.3
DISPOSITION OF STOCK INCENTIVES. Except as otherwise provided in a Stock Incentive Agreement, the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change in Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change in Control, but only if such action remains contingent upon the effectuation of the Change in Control) (such date referred to as the “Action Effective Date”):

(a)
Unilaterally cancel such Non-Assumed Stock Incentive in exchange for whole and/or fractional Shares (or whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to:

(i)
in the case of Options and Stock Appreciation Rights, the product of (A) the excess, if any, of the Fair Market Value per Share on the effective date of the Action Effective Date over the Exercise Price or specified price per Share (B) multiplied by the number of Shares subject to the Option or Stock Appreciation Right;

(ii)
in the case of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and Other Awards, the Fair Market Value per Share on the effective date of the Action Effective Date of the Shares subject to such Stock Incentive (taking into account vesting), less the value of any consideration payable with respect to such Stock Incentive.

(b)	Unilaterally cancel such Non-Assumed Stock Incentive in exchange for cash or other property equal in value to:

(i)
in the case of Options and Stock Appreciation Rights, the product of (A) the excess, if any, of the Fair Market Value per Share on the effective date of the Action Effective Date over the Exercise Price or specified price per Share (B) multiplied by the number of Shares subject to the Option or Stock Appreciation Right;

(ii)
in the case of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and Other Awards, the Fair Market Value per Share on the effective date of the Action Effective Date of the Shares subject to such Stock Incentive (taking into account vesting), less the value of any consideration payable with respect to such Stock Incentive.

(c)
In the case of Options, unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (i) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change in Control, and (ii) notice of such opportunity to exercise prior to the commencement of such specified period. The Committee may modify or waive any condition limiting the exercise of such Option to permit a cashless exercise of such Options.

(d)
Notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Stock Incentive is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (i) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (ii) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.4
GENERAL RULE FOR OTHER STOCK INCENTIVES. If a Change in Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change in Control.

SECTION 12
AMENDMENT OR TERMINATION

12.1
AMENDMENT OF PLAN. This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company if such amendment: (a) increases the number of Shares reserved under Section 3, except as set forth in Section 10, (b) extends the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) decreases the minimum Exercise Price under Section 7, or (d) changes the designation of Participant eligible for Stock Incentives under Section 6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system.

12.2	TERMINATION OF PLAN. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time.

12.3
AMENDMENT OF STOCK INCENTIVES. Except as provided in Section 7.1(a), the Committee shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation pursuant to Article 11 or applicable law. Notwithstanding the foregoing, the Committee may reform any provision in a Stock Incentive intended to be exempt from Code Section 409A to maintain to maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Code Section 409A, no payment or benefit will be provided under the Stock Incentive and the Stock Incentive will be deemed null, void and of no force and effect, and the Company shall have no further obligation in connection with such Stock Incentive.

SECTION 13
MISCELLANEOUS

13.1
SHAREHOLDER RIGHTS. Except as provided in Section 7.3 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

13.2
NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

13.3
WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount in Shares or cash sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock, Restricted Stock Unit, Performance Stock or Performance Units, the Company shall have the right to require the Participant to remit to the Company, as a condition thereof, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (a) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (b) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. Subject to the foregoing, the Participant, and not the Company, shall be and remain responsible for any and all taxes arising out of the grant, exercise or receipt of any Stock Incentive awarded under this Plan.

13.4
NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (a) the date two (2) years after the date of grant of such Option, or (b) the date one (1) year after the exercise of such Option, or except as otherwise permitted under Code Section 422(a)(2), then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

13.5
TRANSFERS AND RESTRUCTURINGS. The transfer of a Participant’s employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) shall not be treated as a termination of his or her employment under this Plan. Likewise, the continuation of employment by a Participant with a corporation that is a Subsidiary shall be deemed to be a termination of employment when such corporation ceases to be a Subsidiary.

13.6
LEAVES OF ABSENCE. Unless the Committee provides otherwise, vesting of Stock Incentives granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an employee of the Company in the case of any leave of absence approved by the Company. For purposes of ISOs, no such leave may exceed 90 days unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and if exercised thereafter will be treated for tax purposes as a NQSO.

13.7
GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Minnesota without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the District of Minnesota for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

13.8
ESCROW OF SHARES. To facilitate the Company’s rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

13.9	DISGORGEMENT OF PLAN BENEFITS.

(a)
If any of the Company’s financial statements are required to be restated resulting from errors, omissions or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Stock Incentive with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The operation of this Section 13.9(a) shall be in accordance with the provisions of Section 302 of Sarbanes-Oxley Act of 2002 and any applicable guidance.

(b)
The Company shall require each current and former executive officer to disgorge all or any portion of any Stock Incentive or other compensation paid or payable pursuant to the Plan received within 36-month period prior to the public release of the restatement of financial information due to material noncompliance with the financial reporting requirements under the federal securities laws. The operation of this Section 13.9(b) shall be in accordance with the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable guidance.

(c)
The amount to be recovered from a Participant under Sections 13.9(a)-(b) shall be the amount by which the Stock Incentive(s) exceeded the amount that would have been paid or payable to the Participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire award) that the Committee shall determine. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.

(d)
In addition to or in lieu of the rights to recovery set forth above, the Committee shall determine, as late as the time of the recoupment, regardless of whether such method is stated in the Stock Incentive Agreement, whether the Company shall effect any such recovery (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, (iv) by a holdback or escrow (before or after taxation) of part or all of the Shares, payment or property received upon exercise or satisfaction of any Stock Incentive, or (v) by any combination of the foregoing.

13.10
FORFEITURE AND RECOUPMENT. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Stock Incentive Agreement that the Participant’s rights, payments, and benefits with respect to a Stock Incentive under this Plan shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions. Such events shall include, but shall not be limited to, failure to accept the terms of the Stock Incentive Agreement, termination of employment or services under certain or all circumstances, violation of material Company policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries.

SECTION 14
PERFORMANCE CRITERIA

14.1
PERFORMANCE GOAL BUSINESS CRITERIA. The performance measure(s) to be used by the Committee for purposes of such grants shall be chosen from among the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) operating income (before or after taxes); (h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, profit and/or revenue targets; (k) growth measures, such as revenue growth; (l) ratios, such as expenses or market share and/or (m) share price (including, but not limited to, growth measures and total shareholder return). In setting performance goals using these performance measures, the Committee may establish absolute goals or goals relative to a peer group performance or other benchmark, and may exclude the effect of changes in accounting standards and non-recurring unusual events specified by the Committee, such as write-offs, capital gains and losses and acquisitions and dispositions of businesses.

14.2	DISCRETION IN FORMULATION OF PERFORMANCE GOALS. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals.

14.3
PERFORMANCE PERIODS. The Committee shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length.

14.4	MODIFICATIONS TO PERFORMANCE GOAL CRITERIA. The Committee shall have sole discretion to make changes in the governing performance measures noted above without obtaining shareholder approval.
SECTION 15
NON-U.S. PROVISIONS

15.1
The Committee shall have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

Approved by Board of Directors on March 23, 2007
Approved by shareholders on May 15, 2007.
Amended by the Board of Directors on May 15, 2007, April 22, 2008 and March 11, 2009.
Amendments approved by the shareholders on May 13, 2009.
Amended by the Board of Directors on March 25, 2011.
Amendments approved by the shareholders on May 11, 2011.
Amendments approved by the Board of Directors on March 10, 2014.
Amendments approved by the shareholders on May 20, 2014.
Amendments approved by the Board of Directors on March 2, 2016.
Amendments approved by the shareholders on May 12, 2016.
Amendments approved by the Board of Directors on February 28, 2018.
Amendments approved by the shareholders on May 10, 2018.
Amendments approved by the Board of Directors on July 23, 2020.

QUMU CORPORATION
510 1ST AVE. NORTH, SUITE 305
MINNEAPOLIS, MN 55403

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D22256-P43396 KEEP THIS PORTION FOR YOUR RECORDS

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QUMU CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________________

Nominees:

01) TJ Kennedy
02) Neil E. Cox
03) Mary E. Chowning
04) Daniel R. Fishback
05) Edward D. Horowitz
06) Kenan Lucas
07) Robert F. Olson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D22257-P43396

QUMU CORPORATION
Annual Meeting of Shareholders
Wednesday, September 30, 2020 1:00 p.m. CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints TJ Kennedy and David Ristow, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Qumu Corporation Common Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at 1:00 p.m. Central Daylight Time, via a virtual meeting that will be webcast and can be accessed at www.virtualshareholdermeeting.com/QUMU2020, on September 30, 2020 or any adjournment thereof, with all powers that the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side